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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PIER 1 IMPORTS, INC.

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100 Pier 1 Place

Fort Worth, Texas 76102

May 9, 2019

Dear Shareholder:

The board of directors and management cordially invite you to attend Pier 1 Imports’ annual meeting of shareholders to be held at 10:00 a.m., local time, on Wednesday, June 19, 2019, at our corporate headquarters, Mezzanine Level, Conference Center Room C, 100 Pier 1 Place, Fort Worth, Texas 76102. The formal notice of the annual meeting of shareholders and proxy statement are attached.

We have chosen to furnish our proxy statement and annual report to our shareholders over the Internet, as allowed by the rules of the Securities and Exchange Commission. Rather than mailing paper copies, we believe that this e-proxy process will expedite shareholder receipt of the proxy materials, lower our expenses associated with this process and eliminate unnecessary printing and paper usage. As a shareholder of Pier 1 Imports, you are receiving by mail (or e-mail) a Notice of Internet Availability of Proxy Materials (the “Notice”), which will instruct you on how to access and review the proxy statement and annual report over the Internet. The Notice will also instruct you how to vote your shares over the Internet. Shareholders who would like to receive a paper copy of the Pier 1 Imports proxy statement and annual report, free of charge, should follow the instructions in the Notice. Shareholders who request paper copies will also receive a proxy card or voting instruction form which will instruct them on how to vote their shares by mail, by telephone, or over the Internet.

It is important that your shares be voted at the meeting in accordance with your preference. If you do not plan to attend, you may vote your shares by following the instructions in the Notice, proxy card, or voting instruction form. If you are able to attend the meeting and wish to vote in person, you may withdraw your proxy at that time. See the response to the question “How do I vote?” in the proxy statement for a more detailed description of voting procedures and the response to the question “Do I need an admission ticket to attend the annual meeting?” in the proxy statement for our procedures for admission to the meeting.

Sincerely,

Cheryl A. Bachelder Interim Chief Executive Officer	Terry E. London Chairman of the Board

100 Pier 1 Place

Fort Worth, Texas 76102

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

To Be Held June 19, 2019

Notice is hereby given that the annual meeting of shareholders of Pier 1 Imports, Inc., a Delaware corporation (“Pier 1 Imports” or the “Company”), will be held on Wednesday, June 19, 2019, at 10:00 a.m., local time, at Pier 1 Imports’ corporate headquarters, Mezzanine Level, Conference Center Room C, 100 Pier 1 Place, Fort Worth, Texas 76102 for the following purposes, as more fully described in the accompanying proxy statement:

Proposal No. 1 –

to elect as directors the eight nominees named in the accompanying proxy statement to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified;

Proposal No. 2 –	to adopt a non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers;
Proposal No. 3 –

to approve an amendment to Pier 1 Imports’ Restated Certificate of Incorporation to effect a reverse stock split of Pier 1 Imports common stock and a corresponding reduction in authorized shares, in the discretion of the board of directors, at any time prior to the 2020 annual meeting of shareholders; and

Proposal No. 4 –	to ratify the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2020.

In their discretion, the proxies are authorized to vote, as described in the accompanying proxy statement, upon any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Only shareholders of record at the close of business on April 22, 2019, are entitled to receive notice of, and to vote their shares at, the annual meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders over the Internet. We believe that this e-proxy process allows us to provide you with the information you need while lowering the costs associated with the annual meeting. You are cordially invited to attend the annual meeting in person. However, to ensure that your vote is counted at the annual meeting, please vote as promptly as possible.

By order of the board of directors,

Robert E. Bostrom

Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary

May 9, 2019

Fort Worth, Texas

100 Pier 1 Place

Fort Worth, Texas 76102

Voting Information

Who is entitled to vote at the annual meeting?

Holders of our common stock at the close of business on April 22, 2019, are entitled to vote their shares at the annual meeting. As of that date, there were 85,013,806 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting. Other than common stock, there are no voting securities of Pier 1 Imports outstanding.

How do I vote?

You may vote using any of the following methods:

•By Internet	•By telephone

If you are a shareholder of record, you will need the control number included on the Notice to access the proxy materials. Follow the instructions in the Notice to vote your shares electronically over the Internet. Voting over the Internet authorizes the proxies approved by the board of directors and named in the proxy card to vote your shares in the same manner as if you marked, signed and returned a proxy card. If you are a beneficial owner of shares, you may vote your shares electronically over the Internet by following the instructions sent to you by your broker, bank or other intermediary.

If you are a shareholder of record, you may vote your shares telephonically by calling the toll-free number that is referenced in the proxy materials available over the Internet or by mail. Voting by telephone authorizes the proxies approved by the board of directors and named in the proxy card to vote your shares in the same manner as if you marked, signed and returned a proxy card. If you are a beneficial owner of shares, you may vote your shares telephonically by following the instructions sent to you by your broker, bank or other intermediary.

•By mail	•In person at the annual meeting

If you are a shareholder of record, you may request printed copies of the proxy materials, which will include a proxy card, from us by following the instructions in the Notice. If you are a beneficial owner of shares, you may vote your shares by mail by following the instructions sent to you by your broker, bank or other intermediary. Be sure to complete, sign and date the proxy card or voting instruction form and return it in the prepaid envelope.

All shareholders of record may vote in person at the annual meeting. You can request a ballot at the meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other intermediary and present it to the inspector of election with your ballot to be able to vote at the annual meeting.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m., Eastern Daylight Time, on June 18, 2019. The availability of Internet and telephone voting for you as a beneficial owner will depend on the voting processes of your broker, bank or other intermediary. We therefore recommend that you follow the voting instructions in the materials provided to you by your broker, bank or other intermediary. If you vote over the Internet or by telephone, you do not have to return a proxy card or voting instruction form. If you are located outside the United States and Canada, please use the Internet or mail voting methods. Your vote is important. Your timely response can save Pier 1 Imports the expense of attempting to contact you regarding your vote.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   1

VOTING INFORMATION

Roadmap of Voting Matters

Shareholders will be asked to vote on the following proposals:

BOARD RECOMMENDATION
Proposal No. 1 – Election of Directors (page 3)

The board of directors is seeking the election of eight director nominees. The board of directors believes that the eight director nominees possess the qualifications to provide effective leadership and oversight of Pier 1 Imports’ management and to effectively direct the long-term strategy of Pier 1 Imports.

FOR EACH DIRECTOR NOMINEE
Proposal No. 2 – Advisory Approval of the Compensation of Pier 1 Imports’ Named Executive Officers (page 21)

The board of directors is seeking approval of a non-binding, advisory resolution to approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion below under the caption “Compensation.”

FOR

Proposal No. 3 – Approval of an Amendment to Pier 1 Imports’ Restated Certificate of Incorporation to Effect a Reverse Stock Split of Pier 1 Imports common stock and a corresponding reduction in authorized shares (page 45)

The board of directors is seeking adoption and approval by the shareholders of an amendment to Pier 1 Imports’ Restated Certificate of Incorporation to effect a reverse stock split and a corresponding reduction in authorized shares, in the discretion of the board of directors, at any time prior to the 2020 annual meeting of shareholders.

FOR
Proposal No. 4 – Ratification of Engagement of Ernst & Young LLP (page 54)
The board of directors and the audit committee are seeking ratification of the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2020.	FOR

In their discretion, the proxies are authorized to vote, as described in this proxy statement, upon any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting. We are not aware of any additional matters that will be presented for consideration at the annual meeting.

Additional Information

Please see the Questions and Answers section beginning on page 55 for important information about the proxy materials, voting, the annual meeting, and related documents and communications.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   2

GOVERNANCE

The board of directors believes that good corporate governance is a prerequisite to achieving business success. Pier 1 Imports’ board of directors has adopted written corporate governance guidelines and policies designed to strengthen our corporate governance. Pier 1 Imports’ Corporate Governance Guidelines include information related to the board’s role and responsibilities, director qualifications and standards for determining whether a director is independent. Each standing committee of the board of directors has adopted a charter, which sets forth the role and responsibilities of the respective committee. In addition, we have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees, including our chief executive officer, chief financial officer and principal accounting officer. The nominating and corporate governance committee is responsible for overseeing and reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics at least annually, and recommending any proposed changes to the full board for approval. The Pier 1 Imports Corporate Governance Guidelines, Code of Business Conduct and Ethics and charters for the audit, compensation, and nominating and corporate governance committees are available on our website at www.pier1.com by selecting “Investor Relations” under the “OUR COMPANY” section on the home page, selecting “Corporate Governance” then “Documents and Charters.” The Code of Business Conduct and Ethics may be amended, modified, or waived by the board of directors, and waivers may also be granted by the nominating and corporate governance committee, subject to the disclosure and other provisions of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules thereunder and the applicable rules of the New York Stock Exchange (“NYSE”), and may be posted on our website within four days of such approval.

PROPOSAL NO. 1 – Election of Directors

The shareholders will vote on the election as directors of the eight nominees named below at the annual meeting of shareholders. Those elected will serve on the board of directors until the next annual meeting of shareholders and until their successors are duly elected and qualified. The board of directors, upon the recommendation of the nominating and corporate governance committee, has nominated each person listed below to stand for election. Although we do not anticipate that any of the nominees will be unable or unwilling to serve as a director, in the event that is the case, the board of directors may reduce its size or choose a substitute for that nominee. The individuals named as proxies cannot vote for more than eight nominees for election as directors at the annual meeting.

In order to be elected, a nominee for election as a director must receive the affirmative vote of a majority of the votes cast with respect to such nominee by the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. An “affirmative vote of a majority of the votes cast” means that the number of votes cast “For” a nominee exceeds the number of votes cast “Against” the nominee. Abstentions and broker non-votes are not considered as votes cast and, therefore, will have no effect on Proposal No. 1.

Pursuant to our bylaws, all incumbent directors are required to deliver an irrevocable pre-election resignation to the corporate secretary prior to the filing of this proxy statement with the Securities and Exchange Commission (“SEC”). If a director fails to receive an affirmative vote of a majority of the votes cast for his or her election, the nominating and corporate governance committee, or other committee of independent directors designated by the board of directors, will determine whether to accept such resignation in accordance with our bylaws.

Board Member Qualification Criteria

The board of directors has adopted Board Member Qualification Criteria, which are contained in Appendix C to the Corporate Governance Guidelines, that set out the attributes and qualifications considered by the nominating and corporate governance committee in evaluating nominees for director. The primary qualities and characteristics the nominating and corporate governance committee looks for in nominees for director are:

•	leadership and management experience;
•	relevant knowledge and diversity of background and experience; and
•	personal and professional ethics, integrity and professionalism.

The nominating and corporate governance committee believes that the board of directors should be comprised of individuals who have achieved a high level of distinction in their careers. As a group, the board of directors should possess a diverse and broad range of skills, perspectives and experience relevant to Pier 1 Imports’ business, such as:

•	financial expertise;
•	knowledge of the consumer and retail industry;
•	digital/e-Commerce and technology experience;
•	international experience; and
•	knowledge of public company director duties and responsibilities and governance processes.

The nominating and corporate governance committee considers whether each nominee contributes to the diverse and broad range of skills, perspectives and experience required of Pier 1 Imports’ board of directors.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   3

GOVERNANCE

Nominees for Director

The nominating and corporate governance committee believes the eight nominees possess the primary qualities and characteristics that it looks for in nominees for director. The specific experiences, qualifications, attributes and skills of each individual which support his or her nomination are included in the individual discussions below. The following illustrations show the average age, average tenure (as of March 2, 2019), and gender breakdown for the group of nominees with comparisons to the Company’s peer group for executive compensation purposes and companies in the S&P 500.

The board of directors unanimously recommends a vote “For” the election of each of the following nominees as a director.

CHERYL A. BACHELDER

Ms. Bachelder was appointed interim chief executive officer on December 18, 2018.  She is a restaurant industry executive who brings to the board over 40 years of retail brand building, guest experience, human capital, operations and financial perspective from her recent leadership of a global public company.

Director Since: 2012 Age: 63 Other Public Company Board: US Foods Holding Corp. Other Company Board: Chick-fil-A, Inc.

●

Retail and Consumer Executive Experience:

Ms. Bachelder served as chief executive officer of Popeyes Louisiana Kitchen, Inc., a quick service restaurant with more than 2,600 locations worldwide, from 2007 to 2017. From January 2001 to September 2003, she served as the president and chief concept officer for KFC Corporation in Louisville, Kentucky, where she was directly responsible for the U.S. business. From June 1995 to December 2000, Ms. Bachelder served as vice president, marketing and product development for Domino’s Pizza, Inc. Prior thereto, she held multiple executive positions with consumer industry companies including RJR Nabisco Inc., The Gillette Company and Procter & Gamble Co.

●

Director Experience:

Ms. Bachelder currently serves as a director and nominating and corporate governance committee member of US Foods Holding Corp., a leading food service distributor, and as a director of Chick-fil-A, Inc., a family owned and privately held restaurant company based in Atlanta, Georgia.  She previously served on the board of Popeyes Louisiana Kitchen, Inc. from November 2006 to March 2017 and on the board of True Value Company from July 2006 through February 2013.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   4

GOVERNANCE

Robert L. Bass

Mr. Bass brings to the board a broad consumer and retail background including significant experience in big box operations and supply chain. He is currently head of global supply chain operations for Best Buy Co., Inc.

Director Since: 2018 Age: 50 Committee: Audit

●

Retail and Other Executive Experience:

Mr. Bass currently serves as chief supply chain officer for Best Buy Co., Inc., a retailer of technology products, services and solutions in the United States, Canada and Mexico, a position he has held since October 2017. In his current role, Mr. Bass is responsible for full supply chain strategy in Best Buy’s day-to-day operations, including overseeing more than 20 distribution centers fulfilling over 1,000 stores. Mr. Bass joined Best Buy in August 2013 as vice president, supply chain, and was promoted to senior vice president, supply chain in December 2015 prior to serving in his current position.

●

Other Relevant Experience:

From July 2002 to August 2013, Mr. Bass held store operations and supply chain positions at Target Corporation, a general merchandising retailer operating in the United States, including serving as a district manager for stores, as a director within store operations and as senior director, supply chain. Prior to that, Mr. Bass spent the first 10 years of his career as a commercial pilot serving in a captain’s leadership role first with Midwest Airlines and later with Sun Country Airlines.

HAMISH A. DODDS

Mr. Dodds brings to the board over 30 years of executive experience in the shipping, retail, consumer goods and hospitality industries. He has lived and worked in Europe, the Middle East, Africa, South America and the United States, gaining extensive international experience in finance, franchising, joint ventures and brand management.

Director Since: 2011 Age: 62 Committee: Nominating and Corporate Governance (Chair) Other Public Company Board: Dave & Buster’s Entertainment, Inc. Other Company Board: Fogo de Chão, Inc.

●

Entertainment and Consumer Goods Executive Experience:

Mr. Dodds most recently served as president and chief executive officer of Hard Rock International from 2004 through 2017, where he oversaw the strategic development and operations of restaurants, hotels, casinos and live music venues in more than 70 countries, including hands-on involvement in global logistics and brand building. Mr. Dodds previously served as the chief executive officer of the Central America Beverage Corporation (CABCORP) and as division president for PepsiCo Beverages covering South America, Central America and the Caribbean.

●

Director Experience:

Mr. Dodds currently serves as a director, audit committee member and finance committee member of Dave & Buster’s Entertainment, Inc., an American restaurant and entertainment business, and as a director of Fogo de Chão, Inc., a restaurant holding company based in Texas.  Previously Mr. Dodds served as a board member and compensation committee member for CABCORP.

●

Other Relevant Experience:

Mr. Dodds is a fellow member of the Institute of Chartered Management Accountants and has served in a variety of general management and financial positions for PepsiCo, The Burton Group (now Arcadia Group) in the United Kingdom, and Overseas Containers, Ltd.

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GOVERNANCE

BRENDAN L. HOFFMAN

Mr. Hoffman brings to the board a broad retail background including experience in direct marketing, fulfillment and e-Commerce operations.	Director Since: 2011 Age: 50 Committee: Audit Other Public Company Board: Vince Holding Corp.

●

Retail Executive Experience:

Since October 2015, Mr. Hoffman has served as the chief executive officer of Vince Holding Corp., a leading contemporary fashion brand with worldwide distribution, including over 2,500 distribution locations across more than 40 countries. From February 2012 to September 2014, Mr. Hoffman served as president and chief executive officer of Bon-Ton Stores, Inc., a department store chain with over 260 stores in more than 20 states, including nine furniture galleries and five clearance centers. From October 2008 to February 2012, Mr. Hoffman served as president and chief executive officer of Lord & Taylor, a division of Hudson’s Bay Company. Prior to that, Mr. Hoffman served six years as president and chief executive officer of Neiman Marcus Direct, where he oversaw the growth of neimanmarcus.com and the launch and growth of bergdorfgoodman.com and had direct responsibility for its international operations.

●	Director Experience: Mr. Hoffman currently serves as a director of Vince Holding Corp.

●

Other Relevant Experience:

Mr. Hoffman held previous positions as vice president of Last Call Clearance Division at Neiman Marcus Stores, divisional merchandise manager of Bergdorf Goodman, Inc., a subsidiary of the Neiman Marcus Group, and divisional merchandise manager of Lord & Taylor, where he began his retail career in the executive training program. Mr. Hoffman also serves on the advisory board of the Jay H. Baker Retailing Initiative at The Wharton School.

Katherine M. A. (“Allie”) Kline

Ms. Kline brings to the board deep marketing, communications and transformation expertise. Most recently she served as chief marketing and communications officer for Oath Inc., the Verizon Communications, Inc. subsidiary consisting of 20+ distinctive digital brands reaching 1 billion consumers including AOL, HuffPost, MAKERS, TechCrunch, Tumblr, and Yahoo.

Director Since: 2018 Age: 47 Committee: Compensation Other Public Company Board: Huntington Bancshares Incorporated

●

Executive Experience:

Ms. Kline most recently served as chief marketing and communications officer for Oath, from Oath’s formation in 2017 following Verizon’s acquisition of Yahoo to July 2018, where she was responsible for all consumer and B2B marketing, external and internal communications, brand strategy and creative, and corporate citizenship and cause marketing. She also served as the head of MAKERS, Oath’s prominent womens media brand. Ms. Kline held the position of chief marketing and communications officer for AOL from 2013 to 2017 prior to and following Verizon’s acquisition of AOL in 2015.

●

Director Experience:

Ms. Kline currently serves as a director of Huntington Bancshares Incorporated, a regional bank holding company headquartered in Columbus, Ohio. She also serves as a director of National Forest Foundation, the non-profit partner of the U.S. Forest Service.  She previously chaired the Oath Foundation board, was a member of the executive committee for the Internet Advertising Bureau board of directors, and served on the board of The Female Quotient.

●

Other Relevant Experience:

From 2011 to 2012, Ms. Kline held the position of chief marketing officer for 33across, a leading data and analytics company in the digital advertising space. Prior to that from 2008 to 2011, Ms. Kline held the position of vice president, marketing for Brand Affinity Technologies, a digital sports and celebrity endorsement marketing platform. Earlier in her career she held digital media and marketing leadership positions with Launch Ideas, Unicast (acquired by Sizmek), InterVU (acquired by Akamai Technologies), and the Washington Wizards.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   6

GOVERNANCE

TERRY E. LONDON

Mr. London serves as the non-executive chairman of the board. He provides the board with significant finance, accounting, media and public company board knowledge and experience.	Director Since: 2003 Chairman of the Board Age: 69 Committee: Nominating and Corporate Governance Other Public Company Board: Johnson Outdoors Inc.

●

Entertainment Executive Experience:

Mr. London served as the chairman of the London Broadcasting Company, Inc., a Texas-based company formed to acquire and operate Texas media properties, until July 2015. Earlier in his career, Mr. London served as president and chief executive officer, chief financial officer and chief operating officer of Gaylord Entertainment Company, a hotel, resort, entertainment and media company.

●

Director Experience:

Mr. London currently serves as a director of Johnson Outdoors Inc., a leading global innovator of outdoor recreation equipment and technology, and previously served as a director of Bass Pro Shops, Inc. In his role as a director on other boards, Mr. London has served as the chair of the audit committee and member of the compensation committee.

●

Other Relevant Experience:

Mr. London served as interim president and chief executive officer and chairman of the board of Pier 1 Imports from January 1, 2017 through April 30, 2017, and executive chairman of the board from May 1, 2017 through July 31, 2017 when he reassumed his role as non-executive chairman of the board.  He is a certified public accountant and was voted the Broadcaster of the Year in 2011 by the Texas Association of Broadcasters.

MICHAEL A. PEEL

Mr. Peel brings to the board extensive human resources and broad business expertise and public company board experience.	Director Since: 2013 Age: 69 Committees: Compensation (Chair), Nominating and Corporate Governance Other Public Company Board: Sleep Number Corporation

●

Consumer Goods Executive Experience:

Mr. Peel spent 17 years at General Mills, a global manufacturer and marketer of consumer food products, where he served as executive vice president, worldwide human resources from 1991 to 2007 and as executive vice president of human resources and global business services from 2007 to 2008. From 1977 to 1991, Mr. Peel served in various capacities for PepsiCo, including as senior vice president, human resources for PepsiCo Worldwide Foods from 1987 to 1991, and as senior vice president, human resources for the Pepsi-Cola Bottling Group from 1984 to 1987.

●

Director Experience:

Mr. Peel has served on the board of directors of Sleep Number Corporation (formerly known as Select Comfort Corporation), a U.S.-based manufacturer of the Sleep Number and Comfortaire beds as well as foundations and bedding accessories, since 2003, previously serving as chair of its compensation and management development committee. He currently serves as chair of its corporate governance and nominating committee.

●

Other Relevant Experience:

In January 2018, Mr. Peel joined ghSMART & Company, Inc. as senior advisor and founding member of the firm’s chairman’s counsel. Mr. Peel is also chair of the board of trustees of DeVry University and a member of the board of managers of HireRight Corporation.  Through his company, Peel Global Advisory, LLC, he provides human capital consulting services for a wide range of businesses ranging from start-ups to Fortune 500 companies.  Previously, Mr. Peel was a Yale University officer and served as vice president, human resources and administration from October 2008 until his retirement in July 2017.

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GOVERNANCE

ANN M. SARDINI

Ms. Sardini’s 20-plus years serving in senior financial management positions for branded consumer products and media companies brings extensive, multi-faceted experience to the board.	Director Since: 2013 Age: 69 Committee: Audit (Chair) Other Public Company Board: TreeHouse Foods, Inc. Other Company Board: Ideal Protein

●

Retail and Other Executive Experience:

From 2002 until her retirement in 2012, Ms. Sardini served as the chief financial officer of Weight Watchers International, Inc., where she oversaw global operations and successfully negotiated the acquisition of WeightWatchers.com and other targets. She served as chief financial officer of Vitamin Shoppe.com, Inc. from 1999 to 2001, and as executive vice president and chief financial officer for the Children’s Television Workshop from 1995 to 1999. In addition, Ms. Sardini held finance positions ranging from controller to chief financial officer at QVC, Inc., Chris Craft Industries and the National Broadcasting Company.

●

Director Experience:

Ms. Sardini currently serves on the board of directors of TreeHouse Foods, Inc., a manufacturer of packaged foods and beverages with more than 50 manufacturing facilities across the United States, Canada and Italy, where she chairs the compensation committee, and where she previously served as lead independent director, audit committee chair and as a member of its nominating and governance committee. Since January of 2016, Ms. Sardini has served as a director of Ideal Protein, a privately-held company, where she has served as chair of the board since 2017 and currently serves as chair of the audit committee.

●

Other Relevant Experience:

In 2013, Ms. Sardini founded her consulting and advisory practice providing strategic and operational guidance to early and mid-stage technology-based consumer companies and private equity firms. In addition to providing client consulting services, Ms. Sardini serves on the advisory boards of To The Market, PetTrax and Everplans. Previously, she served on the advisory board of Learnvest.com and the board of Promise Project Fund for the City of New York.

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GOVERNANCE

Key Skills and Qualities of the Board

The following are key areas of expertise in which the members of the board have extensive management and leadership experience. The individual biographies on pages 4 through 8 provide additional information about each nominee’s specific background and experience.

CRITERIA	DEFINITION
BOARD EXPERIENCE
Public Company Board Experience	Experience serving on an outside public company board (last five years) and contributing to strategic planning, CEO succession and capital investment and allocation decisions

INDUSTRY EXPERIENCES
Public Company CEO	Current or recently retired (last three years) CEO of a public company
Consumer and Retail Industry

Current or recently retired executive or director with significant experience leading a large organization with P&L ownership or as a major functional leader in a consumer-facing company or within the retail industry

Home Furnishings Industry	Current or recently retired executive or director in the home goods industry
Public Company M&A Experience	Experience with M&A transactions as an executive or director
International Experience	Experience leading a global business and understanding the challenges of entering new markets and navigating local and regional geopolitical sensitivities
FUNCTIONAL SKILLS
Financial Expertise	Identified as a qualified financial expert and/or has experience as a CEO, CFO or other senior financial leader
Digital / e-Commerce	Executive who understands the digital world and broader digital transformation and has experience implementing digital and omni-channel strategies and/or building an e-Commerce platform
Marketing and Branding	Current or retired CMO or CEO of a business with strong brands who has a strong foundation in consumer insights, understanding consumer trends and building/maintaining great brands
Merchandising	Experience as a CMO or other executive leading merchandising for a retail company
Human Capital	Current or retired CHRO or senior executive leading the human resources function in a large public company
Supply Chain

Active or recently retired C-Suite level executive who has helped a best-in-class organization transform their supply chain operations from a strategic standpoint and has experience with non-conveyable products

Operations	Experience as an operations executive (COO, SVP Operations) or CEO with direct experience overseeing store operations, real estate or back-office operations
Technology	Experience as a CIO/CTO or other relevant experience at a large company

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   9

GOVERNANCE

PIER 1 IMPORTS BOARD SKILLS MATRIX	TERRY E. LONDON (NON- EXECUTIVE CHAIRMAN)	CHERYL A. BACHELDER (INTERIM CEO)	ROBERT L. BASS	HAMISH A. DODDS	BRENDAN L. HOFFMAN	KATHERINE M. A. (“ALLIE”) KLINE	MICHAEL A. PEEL	ANN M. SARDINI
BOARD EXPERIENCE
Outside Public Company Board Experience	✓	✓		✓	✓		✓	✓
COMPETENCIES
INDUSTRY EXPERIENCES
Recent Public Company CEO (last 3 years)	✓	✓			✓
Consumer and Retail Industry	✓	✓	✓	✓	✓	✓	✓	✓
Home Furnishings Industry					✓		✓
Public Company M&A Experience	✓	✓		✓		✓		✓
International Experience	✓	✓	✓	✓	✓		✓	✓
FUNCTIONAL SKILLS
Financial Expertise	✓	✓		✓	✓			✓
Digital / e-Commerce					✓	✓		✓
Marketing and Branding		✓		✓	✓	✓
Merchandising				✓	✓
Human Capital							✓
Supply Chain			✓
Operations	✓	✓	✓	✓	✓			✓
Technology					✓
DEMOGRAPHICS
Gender (37.5% female)	M	F	M	M	M	F	M	F
Age (average = 59.77)	69	63	50	62	50	47	69	69

The lack of a ✓ for a particular item does not mean that the director does not possess that skill, quality or experience. Pier 1 Imports looks to each director to be knowledgeable in each of the desired areas; however, the ✓ indicates an exceptional skill, quality or experience that the director brings to the board based on his or her individual background.

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Board Leadership Structure

Pier 1 Imports’ bylaws require that the directors elect annually from among themselves a chairman of the board. The bylaws, however, grant the board of directors discretion as to whether the chairman of the board is an employee or an officer of Pier 1 Imports. A non-officer, non-employee elected as chairman of the board is designated as the “non-executive” chairman of the board. Pier 1 Imports’ Corporate Governance Guidelines contain general guidance that the positions of chairman of the board and chief executive officer should be held by separate individuals and that the chairman of the board should be a “non-executive.” This structure of separate individuals holding these positions focuses board leadership and company leadership in separate and distinct individuals. Each leader can direct his or her respective group on the objectives at hand while at the same time developing and implementing strategies and financial and operational policies that affect the short- and long-term value of Pier 1 Imports. Provisions are made in the Corporate Governance Guidelines for an independent lead director if the roles of chairman of the board and chief executive officer are combined.

Currently, the chairman of the board and chief executive officer roles are held by separate individuals. The chairman of the board has served in this role throughout the most recent fiscal year. He is neither an employee nor an officer of Pier 1 Imports and is therefore considered a non-executive chairman. During the prior fiscal year, the chairman temporarily served as interim president and chief executive officer from January 1, 2017 through April 30, 2017, and as executive chairman from May 1, 2017 through July 31, 2017, following which he reassumed the role of non-executive chairman.

Director Nomination Process

Internal Process for Identifying Candidates

Members of the nominating and corporate governance committee or other Pier 1 Imports’ directors or executive officers may, from time to time, identify potential candidates for nomination for election to our board of directors. The nominating and corporate governance committee typically considers candidates for nomination to our board of directors around March (the first month of the fiscal year) of each year. All proposed nominees, including candidates recommended for nomination by shareholders in accordance with the procedures described below, are evaluated in light of our Corporate Governance Guidelines, the Board Member Qualification Criteria and the projected needs of the board of directors at the time. The nominating and corporate governance committee may retain a search firm to assist in identifying potential candidates for nomination to the board of directors. The search firm’s responsibilities may include identifying and evaluating candidates believed to possess the qualities and characteristics set forth in the Board Member Qualification Criteria, as well as providing background information on potential nominees and interviewing and screening nominees if requested to do so by the nominating and corporate governance committee.

Shareholder Recommendations for Directors

The nominating and corporate governance committee will consider candidates recommended by shareholders for nomination for election to Pier 1 Imports’ board of directors. In order for a candidate recommended by a shareholder to be considered by the nominating and corporate governance committee for inclusion as a nominee for director at the 2020 annual meeting of shareholders, the candidate must meet the Board Member Qualification Criteria described above and must consent to and be expressly interested in and willing to serve as a Pier 1 Imports director. The nominating and corporate governance committee will then consider the independence of the candidate and evaluate the candidate in light of our Corporate Governance Guidelines and Board Member Qualification Criteria described above.

 A shareholder who wishes to recommend a candidate for consideration by the nominating and corporate governance committee for inclusion in the proxy statement as a nominee for director at the 2020 annual meeting of shareholders should forward by certified or express mail the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the chair of the nominating and corporate governance committee, in care of the corporate secretary, at Pier 1 Imports, Inc., 100 Pier 1 Place, Fort Worth, Texas 76102. To be properly considered by the committee, Pier 1 Imports’ corporate secretary must receive the recommendation and all required information no later than 5:00 p.m., local time, on January 10, 2020.

The corporate secretary will send properly submitted shareholder recommendations to the chair of the nominating and corporate governance committee. Individuals recommended to the nominating and corporate governance committee by shareholders in accordance with these procedures will be evaluated by the nominating and corporate governance committee in the same manner as individuals who are recommended through other means.

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Shareholder Nominations at Annual Meeting

Pier 1 Imports’ bylaws also permit a shareholder to propose a candidate for election as a director who is not otherwise nominated by the board of directors through the process described above if the shareholder complies with the shareholder criteria, advance notice, shareholder and nominee information, consent and other provisions contained in the bylaws. To comply with these provisions of our bylaws, a shareholder who wishes to nominate a director for election at the 2020 annual meeting of shareholders must provide us written notice in proper form accompanied by the requisite materials and information no earlier than February 20, 2020 and no later than March 21, 2020, provided that the date of the annual meeting is not more than 30 days before or after June 19, 2020. You may contact our corporate secretary to confirm the specific information that you must provide with the advance notice.

No shareholder followed the above procedures to recommend an individual for nomination for election to the board of directors at Pier 1 Imports’ 2019 annual meeting of shareholders, and no shareholder gave us advance written notice that the shareholder intends to nominate a person for election to the board of directors at the 2019 annual meeting of shareholders.

Changes in Board Composition During Fiscal 2019

On April 4, 2018, Cynthia P. McCague notified the Company of her intent not to stand for re-election as a director at the 2018 annual meeting of shareholders. In April of 2018, the nominating and corporate governance committee recommended the nomination of Robert L. Bass to the board of directors. Mr. Bass was identified by a third-party search firm. On April 5, 2018, the board of directors increased the size of the board from nine to ten directors and elected Mr. Bass as a director. The size of the board was reduced accordingly from ten to nine directors on June 26, 2018 following the expiration of Ms. McCague’s term as a director at the annual meeting of shareholders. In September of 2018, the nominating and corporate governance committee recommended the nomination of Katherine M. A. (“Allie”) Kline to the board of directors. Ms. Kline was identified by a third-party search firm. On September 25, 2018, the board of directors increased the size of the board from nine to ten directors and elected Ms. Kline as a director. On April 4, 2019, the board of directors decreased the size of the board from ten to nine directors following the resignation of Alasdair B. James as the Company’s president and chief executive officer and as a member of the board of directors. Claire H. Babrowski notified the Company of her intent not to stand for re-election as a director on April 1, 2019. The size of the board is expected to be reduced to eight directors following the expiration of Ms. Babrowski’s term as a director at the annual meeting of shareholders.

Director Attendance at Board and Committee Meetings and at the Annual Meeting of Shareholders

In fiscal 2019, each incumbent director attended at least 75% of the total number of board of directors meetings and meetings of the committees on which he or she served and that were held during the time of his or her service as a director and/or committee member. Although we have no formal policy on the matter, all directors are encouraged to attend Pier 1 Imports’ annual meeting of shareholders. All directors standing for re-election at the Pier 1 Imports 2018 annual meeting of shareholders were in attendance at the meeting. The board of directors met 11 times in fiscal 2019.

Committees of the Board of Directors

The standing committees of the board of directors are the audit committee, the compensation committee, and the nominating and corporate governance committee. Each committee functions pursuant to a charter that is available on our website at www.pier1.com by selecting “Investor Relations” under the “OUR COMPANY” section on the home page, selecting “Corporate Governance” then “Documents and Charters.” Information regarding the members of each committee who served during fiscal 2019, along with a brief description of the roles and responsibilities of each committee, is provided below.

Audit Committee.

The members of the audit committee were:

•	Ann M. Sardini (Chair)
•	Claire H. Babrowski (through September 25, 2018)
•	Robert L. Bass (joined September 25, 2018)
•	Brendan L. Hoffman

The audit committee’s purpose is to:

•	assist the board of directors with oversight of:
o	the integrity of Pier 1 Imports’ financial statements,
o	Pier 1 Imports’ system of internal control,

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o	Pier 1 Imports’ compliance with legal and regulatory requirements,
o	Pier 1 Imports’ independent registered public accounting firm’s qualifications and independence (including the hiring, compensation and retention of such firm), and
o	the performance of Pier 1 Imports’ internal audit function;
•	prepare the audit committee report that is included in this proxy statement; and
•	discuss with management Pier 1 Imports’ major financial risk exposures and the guidelines and policies governing risk assessment and management at Pier 1 Imports.

Each member of the audit committee is independent pursuant to the NYSE independence requirements. The board of directors has determined that each member is financially literate within the meaning of NYSE listing standards, and Ms. Sardini and Mr. Hoffman have each been designated as an audit committee financial expert, as defined by the SEC, and therefore each has accounting or related financial management expertise. The audit committee met 13 times in fiscal 2019.

Compensation Committee.

The members of the compensation committee were:

•	Michael A. Peel (Chair) (appointed Chair on December 18, 2018)
•	Cheryl A. Bachelder (Chair through December 18, 2018)
•	Claire H. Babrowski
•	Katherine M. A. (“Allie”) Kline (joined September 25, 2018)

The compensation committee’s purpose is to:

•

develop, review, approve and modify Pier 1 Imports’ compensation philosophy as necessary to achieve our overall business strategies and goals, attract and retain key executives, link compensation to organizational performance and provide competitive compensation opportunities;

•

discharge (except to the extent otherwise governed by an existing employment contract or other arrangement approved by the board of directors or compensation committee) the board of directors’ responsibilities relating to compensation of Pier 1 Imports’ non-employee directors, chief executive officer, executive officers and other senior officers who report directly to Pier 1 Imports’ chief executive officer;

•

establish, oversee and administer (except to the extent delegated in a governing plan document or otherwise) the policies and plans that govern the components of the compensation of the individuals identified in the preceding bullet, including, but not limited to, cash, equity, short- and long-term incentive compensation, bonus, special or supplemental benefits and perquisites; and

•

receive a report from Pier 1 Imports’ management regarding succession planning, and the development and retention of executive management talent to ensure leadership continuity and organizational strength to achieve Pier 1 Imports’ business strategies and goals.

The compensation committee may retain outside compensation consulting firms to assist in the evaluation of executive officer and non-employee director compensation, and has the authority to obtain advice and assistance from independent legal counsel and other compensation advisers. The compensation committee retained Willis Towers Watson as its executive compensation consultant for fiscal 2019. Willis Towers Watson reported directly and was accountable to the compensation committee.

Pier 1 Imports’ management may, from time to time, retain an outside consultant for assistance in the formulation of new compensation programs and retirement plans and the modification of existing compensation programs and retirement plans. For fiscal 2019, Pier 1 Imports’ management did not retain an outside consultant to advise on executive compensation.

Each member of the compensation committee is independent pursuant to the NYSE independence requirements. The compensation committee met 11 times in fiscal 2019.

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Nominating and Corporate Governance Committee.

The members of the nominating and corporate governance committee were:

•	Hamish A. Dodds (Chair)
•	Cheryl A. Bachelder (June 26, 2018 through December 18, 2018)
•	Terry E. London
•	Cynthia P. McCague (through June 26, 2018)
•	Michael A. Peel (joined February 1, 2019)

The nominating and corporate governance committee’s purpose is to:

•	consider and make recommendations to the board of directors regarding nominees for election as directors to the board and the membership of the various board of directors’ committees;
•	oversee corporate governance matters, including the Pier 1 Imports, Inc. Corporate Governance Guidelines described above on page 3; and
•	assist and advise the board of directors with respect to CEO succession planning.

Each member of the nominating and corporate governance committee is independent pursuant to the NYSE independence requirements. The nominating and corporate governance committee met six times in fiscal 2019.

Risk Oversight

The board of directors exercises its risk oversight responsibilities directly and through delegation of specific responsibilities to the board’s committees through their charters. As part of fulfilling its role in risk oversight, the audit committee receives periodic reports from Pier 1 Imports’ management regarding their assessment and management of the full range of risks affecting Pier 1 Imports. These risks include strategic risks such as brand strategy, merchandise, in-store experience and talent management; operational risks such as inventory and supply chain management, cybersecurity and information technology; and financial, compliance and other risks, including product safety, financial reporting, and compliance with federal, state and local laws. The audit committee updates the full board of directors regarding material risk developments. From time to time the entire board, another committee of the board or a specially designated committee of the board may assist the audit committee in this process. This process is also used to develop the risk factors set forth in Pier 1 Imports’ Annual Report on Form 10-K and in other filings with the SEC. The compensation committee considers whether the Company’s incentive plans encourage participants to take risks that would be reasonably likely to have a material adverse impact on the Company, and to the extent necessary, reviews and discusses with management any related risk mitigation features and disclosures determined to be advisable.

Director Independence and Related Person Transactions

Independence Considerations

It is Pier 1 Imports’ policy that the board of directors will at all times consist of a majority of independent directors. In addition, all members of the audit committee, the compensation committee and the nominating and corporate governance committee must be independent directors. To be considered independent, a director must satisfy the independence requirements established by the NYSE. In assessing independence, the board of directors must affirmatively determine that the director has no disqualifying relationship as set forth in the listing tests of the NYSE’s corporate governance standards, and has no material relationship with Pier 1 Imports, either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with Pier 1 Imports. The board of directors will broadly consider all relevant facts and circumstances relating to a director in determining whether that director is independent.

Based on the NYSE independence requirements, the board of directors has determined all members of the board of directors who served at any time during fiscal 2019 were independent during their service, except for Mr. James and Ms. Bachelder. Ms. Bachelder was determined to be independent prior to her appointment as interim chief executive officer effective December 18, 2018 following the resignation of Alasdair B. James; however, she is not considered to be independent while she serves in that role.

The board of directors determined that the former service of Mr. London as interim president and chief executive officer and chairman of the board of Pier 1 Imports from January 1, 2017 through April 30, 2017, and as executive chairman from May 1, 2017 through July 31, 2017, when he reassumed his role as non-executive chairman of the board, does not preclude a finding of independence with respect to Mr. London. In making this determination, the board of directors considered the fact that NYSE has specifically provided within its independence tests (through commentary) that such former service should not disqualify a director from being considered independent following that employment and that compensation received for such former service need not be considered in determining independence under the tests within the NYSE automatic disqualifiers.

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For its independence determination, the board of directors, with input from the nominating and corporate governance committee, considered relationships that, while not constituting related party transactions in which a director had a direct or indirect material interest, nonetheless involved transactions between Pier 1 Imports and a company with which a director is or may be affiliated, whether through employment status or by virtue of family relationships. Included in the committee’s review were the following transactions, which occurred in the ordinary course of business. All of these matters were below the relevant thresholds for independence as set forth in the NYSE Listed Company Manual.

DIRECTOR	MATTERS CONSIDERED
Claire H. Babrowski	Ordinary course of business transactions with Sogeti USA, LLC, a member of Capgemini Group. Ms. Babrowski’s brother had formerly been employed within Capgemini Group until June 2018.
Robert L. Bass

Ordinary course of business transactions with Best Buy Co., Inc., including the sublease by Pier 1 Imports (U.S.), Inc., a subsidiary of Pier 1 Imports, of one store. Mr. Bass has served as chief supply officer for Best Buy Co., Inc. since 2017. He was not involved in the negotiation of the terms of the sublease, which occurred prior to his joining Best Buy Co., Inc., and has no direct or indirect material interest in any of the business transactions with Best Buy Co., Inc.

Katherine M. A. (“Allie”) Kline

Ordinary course of business transactions with Verizon Business for telephone service, with the payments made by Pier 1 Imports in each of the last three fiscal years being nominal in amount. Ms. Kline formerly served as chief marketing and communications officer for AOL from 2013 to 2017 prior to and following Verizon’s acquisition of AOL in 2015.

Ordinary course banking transactions by several Pier 1 stores with branches of the banking subsidiaries of Huntington Bancshares Incorporated, with such transactions being nominal in amount in each of the last three fiscal years. Ms. Kline was elected as a director of Huntington Bancshares Incorporated on April 18, 2019. Her only interest in the underlying business relationship arises from her service as a director of Huntington Bancshares Incorporated.

Related Person Transaction Policies and Procedures

As part of our Code of Business Conduct and Ethics, Pier 1 Imports’ board of directors has adopted written Related Person Transaction Policies and Procedures that are administered by the nominating and corporate governance committee. Our Code of Business Conduct and Ethics is available on our website at www.pier1.com by selecting “Investor Relations” under the “OUR COMPANY” section on the home page, selecting “Corporate Governance” then “Documents and Charters.” The policy applies to any transaction or series of transactions in which Pier 1 Imports is directly or indirectly a participant, the amount involved exceeds $120,000 annually and a related person has a direct or indirect material interest. The policy defines a “related person” as any (a) person who is or was (since the beginning of the last fiscal year for which Pier 1 Imports has filed a Form 10-K and proxy statement, even if the person does not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Pier 1 Imports common stock, or (c) immediate family member of any of the foregoing.

Transactions that fall within the policy (“interested transactions”) will be reviewed by the nominating and corporate governance committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the nominating and corporate governance committee will decide whether or not to approve the interested transaction and will approve only those interested transactions that are believed to be in the best interest of Pier 1 Imports.

The policy provides that certain interested transactions are deemed to be pre-approved, even if the aggregate amount involved will exceed $120,000. Those interested transactions are: (a) employment of executive officers, (b) director compensation, (c) certain transactions with other companies if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other company’s total annual revenues, (d) certain charitable contributions by Pier 1 Imports if the aggregate amount involved does not exceed the lesser of $10,000 or 2% of the organization’s total annual receipts, (e) transactions where all shareholders receive proportional benefits (e.g., dividends), (f) transactions involving competitive bids, (g) regulated transactions, and (h) certain banking-related services. In addition, the policy delegates to the chair of the nominating and corporate governance committee the authority to pre-approve or ratify any interested transaction in which the aggregate amount involved is expected to be less than $250,000. During fiscal 2019, the chair of the nominating and corporate governance committee did not pre-approve or ratify any transactions.

Transactions with Related Persons

During fiscal 2019, there were no transactions in which Pier 1 Imports was or will become a participant and in which any related person had or will have a direct or indirect material interest that required review and approval by the nominating and governance committee.

We indemnify our directors and executive officers to the fullest extent permitted by law and have also entered into agreements with these individuals contractually obligating us to provide this indemnification.

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Meetings of Independent Directors without Management Present

The independent directors of Pier 1 Imports met without management present during the last fiscal year at regularly scheduled executive sessions. The non-executive chairman of the board of directors presided over the meetings of the independent directors.

Procedures for Communicating with Directors

The board of directors has established a process by which shareholders and other interested parties can send communications to board members. Shareholders and other interested parties can send written communications to one or more members of Pier 1 Imports’ board of directors, addressed to:

[Name of Board Member], Board of Directors

Pier 1 Imports, Inc.

c/o Corporate Secretary

100 Pier 1 Place

Fort Worth, Texas 76102

In addition, shareholders and other interested parties may communicate with the chair of the audit committee, compensation committee, or nominating and corporate governance committee by sending an email to auditchair@pier1.com, compchair@pier1.com, or corpgovchair@pier1.com, respectively, as well as with the independent directors as a group by sending an email to independentdirectors@pier1.com, or the chairman of the board by sending an email to boardchair@pier1.com.

Communications are distributed to the board of directors or to the individual director or directors, as appropriate, depending on the subject matter and facts and circumstances outlined in the communication. Communications that are not related to the duties and responsibilities of the board of directors or a committee will not be distributed, including spam, junk mail and mass mailings, product concerns or inquiries, new product suggestions, résumés and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, we will not distribute unsuitable material to our directors, including material that is unduly hostile, threatening or illegal.

Non-Employee Director Compensation for the Fiscal Year Ended March 2, 2019

Fees Paid to Directors

Beginning in fiscal 2019, we made significant changes to our board of director compensation program to better align our directors’ compensation with the market and our peers. Effective June 26, 2018, we decreased the annual cash retainer payable to non-employee directors from $150,000 to $85,000 and added an equity award valued at $100,000 to further link the interests of our non-employee directors with our shareholders. Each committee chair continued to receive an annual cash retainer of $25,000, and the chairman of the board continued to receive an annual cash retainer of $125,000. All retainers are payable in equal monthly installments on the last business day of each fiscal month.

The annual equity awards are made to each non-employee director following his or her election at each annual meeting and consist of a number of restricted stock units (“RSUs”) valued at $100,000 based on the 30-day trailing average of the closing price of the common stock of Pier 1 Imports as of the grant date. The RSUs will vest in full on the date of the following year’s annual meeting of shareholders. The award agreements for the RSUs provide for accelerated vesting upon death or disability and upon the occurrence of a corporate change, as defined in the award agreements.

Ms. Kline was appointed as a non-employee director on September 25, 2018 and received an equity award of RSUs valued at $75,000, which was prorated for her actual service during the board year, based on the 30-day trailing average of the closing price of the common stock of Pier 1 Imports as of the grant date. The RSUs will vest on September 25, 2019.  Future equity awards will be made annually after her election to the board at the annual meeting.

For fiscal 2019, non-employee directors did not receive additional fees for attending meetings. During fiscal 2019, each non-employee director was eligible to participate in the Pier 1 Imports’ Director Deferred Stock Unit Program, the Pier 1 Imports, Inc. Stock Purchase Plan and the Pier 1 Imports, Inc. Deferred Compensation Plan. In general, directors who are Pier 1 Imports employees do not receive any compensation for their board activities.

Ms. Bachelder began serving as interim president and chief executive officer on December 18, 2018, and will forgo the non-employee director cash retainer of $85,000 during her dual-service period.

Pier 1 Imports offers its directors a Director Deferred Stock Unit Program (the “DSU Program”) that provides an optional deferral of up to 100% of the monthly cash retainers earned by the directors. Deferred retainers (but not committee chair or chairman retainers) are matched 25% by Pier 1 Imports and the total deferred retainers and matching contributions are converted into an equivalent value of deferred stock units (“DSUs”) up to a maximum calendar year limit of 750,000 units per individual. Deferred retainers plus matching contributions are converted to DSUs based on the closing price of Pier 1 Imports common stock on the last trading day of the fiscal month in which the fees were earned. The DSUs are credited to an account maintained by Pier 1 Imports for each non-employee

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director. Each DSU is the economic equivalent of one share of Pier 1 Imports common stock, and is eligible to receive dividends payable on Pier 1 Imports common stock in additional DSUs equal to the dividend per share of common stock divided by the closing price of Pier 1 Imports common stock on the dividend payable date. The DSUs do not have voting rights. The DSUs will be exchanged one-for-one for shares of Pier 1 Imports common stock on the date the person ceases to be a member of the board of directors and the shares will be transferred to the person within five business days of such date, except that DSUs will be settled in cash to the extent applicable plan limitations at such time preclude the issuance of Pier 1 Imports common stock. During fiscal 2019, Messrs. Dodds and Peel and Ms. McCague elected to defer a portion of their cash retainers to the DSU Program.

Directors may participate in the Pier 1 Imports, Inc. Stock Purchase Plan (the “SPP”). The SPP provides that non-employee directors may contribute to the SPP all or a portion of their monthly cash retainers, and Pier 1 Imports will contribute to the SPP an amount equal to 25% of each non-employee director’s contribution. The contributed funds are used to make monthly purchases of shares of Pier 1 Imports common stock based on the NYSE closing price for Pier 1 Imports common stock on the last trading day of the calendar month. Shares purchased are allocated to the accounts of participants in proportion to the funds received from each respective account. All shares in a participant’s account are automatically released to the participant at least once each calendar year without affecting the participant’s participation in the SPP. The participant may hold the released shares in the SPP or sell or transfer the released shares. A participant’s account is credited with all dividends paid on shares held in his or her account and those cash dividends are reinvested under the SPP in Pier 1 Imports common stock. Mmes. Babrowski and Sardini participated in the SPP during fiscal 2019.

None of the non-employee directors participated in the Pier 1 Imports, Inc. Deferred Compensation Plan in fiscal 2019.

No dividends were paid in fiscal 2019.

Fiscal 2019 Non-Employee Director Compensation Table

The following table sets forth a summary of the non-employee director compensation with respect to the fiscal year ended March 2, 2019, for services rendered in all capacities to Pier 1 Imports. We provide limited perquisites to our directors including the opportunity to purchase Pier 1 Imports merchandise at a discount. No director had perquisites in an amount greater than $10,000 for fiscal 2019.

NAME	FEES EARNED OR PAID IN CASH (1) ($)	RESTRICTED STOCK UNIT AWARDS (2) ($)	STOCK AWARDS ($)	TOTAL ($)
Claire H. Babrowski	$104,964	$107,998	$26,241 (3)	$231,205
Cheryl A. Bachelder	$106,917	$107,998	-	$206,917
Robert L. Bass	$ 93,697	$107,998	-	$193,697
Hamish A. Dodds	$129,964	$107,998	$17,660 (4)	$247,624
Brendan L. Hoffman	$104,964	$107,998	-	$204,964
Katherine M. A. (“Allie”) Kline (5)	$ 37,845	$ 61,249	-	$112,845
Terry E. London	$229,964	$107,998	-	$329,964
Cynthia P. McCague (6)	$ 46,071	-	$ 5,759 (4)	$ 51,830
Michael A. Peel	$110,262	$107,998	$11,350 (4)	$221,612
Ann M. Sardini	$129,964	$107,998	$ 9,000 (3)	$238,964

(1)

This column represents the amount of cash compensation earned in fiscal 2019 for board and committee service. As described in footnotes 3 and 4 below, in lieu of some or all of their cash compensation, certain directors elected to receive DSUs pursuant to the Pier 1 Imports Director DSU Program or shares of common stock pursuant to the SPP. Ms. Bachelder no longer received her director retainers after her appointment as interim chief executive officer on December 18, 2018.

(2)

Effective June 26, 2018, the annual cash retainer payable to non-employee directors was decreased from $150,000 to $85,000 and an equity award of RSUs valued at $100,000 was added. Ms. Babrowski, Ms. Bachelder, Mr. Bass, Mr. Dodds, Mr. Hoffman, Mr. London, Mr. Peel and Ms. Sardini each received 36,363 RSUs, which will vest in full as of June 19, 2019, the annual meeting date. Ms. Kline was appointed as a non-employee director on September 25, 2018, and received a prorated equity award of RSUs valued at $75,000. Ms. Kline received 41,666 RSUs which will vest on September 25, 2019.

(3)

This amount represents the dollar value of Pier 1 Imports’ 25% match on monthly cash retainer fees contributed by each director into the SPP. These amounts were converted to common stock and are held by the SPP until released to the participant. The number of shares is calculated using the closing price of Pier 1 Imports common stock on the last trading day of each calendar month in which the contributions were made.

(4)

This amount represents the dollar value of Pier 1 Imports’ 25% match on monthly cash retainer fees (but not committee chair or chairman fees) deferred by each director into the Pier 1 Imports Director DSU Program. These amounts were converted to DSUs as shown in the table below. The dollar amount represents the grant date fair value of the DSUs granted in fiscal 2019 in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). The number of DSUs is calculated using the closing price of Pier 1 Imports common stock on the last trading day of the fiscal month in which the fees were earned.

(5)	Ms. Kline was appointed as a non-employee director on September 25, 2018.
(6)	Ms. McCague did not stand for re-election as a director at the annual meeting of shareholders on June 26, 2018.

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The following table shows fiscal 2019 DSUs granted to each non-employee director given his or her deferral percentage and Pier 1 Imports’ match:

NAME	DEFERRAL %	FISCAL YEAR 2019 FEES DEFERRED ($)	DSUS CONVERTED FROM DEFERRED FEES (#)	DSUS CONVERTED FROM 25% COMPANY MATCH (#)	AGGREGATE DSUS OWNED AT FISCAL 2019 YEAR-END (#)
Claire H. Babrowski	0%	-	-	-	-
Cheryl A. Bachelder	0%	-	-	-	139,125
Robert L. Bass	0%	-	-	-	-
Hamish A. Dodds	70%/50%(1)	$87,308	58,174	11,540	154,801
Brendan L. Hoffman	0%	-	-	-	77,759
Katherine M. A. (“Allie”) Kline	0%	-	-	-	-
Terry E. London	0%	-	-	-	221,397
Cynthia P. McCague (2)	50%	$23,036	8,542	2,135	-
Michael A. Peel	50%/0%(1)	$45,964	29,420	7,026	156,923
Ann M. Sardini	0%	-	-	-	-

(1)	Effective January 1, 2019, Messrs. Dodds and Peel elected to defer 50% and 0%, respectively, of their annual cash retainers.
(2)

Ms. McCague did not stand for re-election to the board at the 2018 annual meeting of shareholders. On June 26, 2018, 74,316 DSUs were converted, one-for-one, to 74,316 shares of Pier 1 Imports common stock and delivered to Ms. McCague.

The following table shows the Pier 1 Imports common stock closing price by month used to calculate the number of DSUs received for deferred director fees plus any Pier 1 Imports’ match. This closing price also represents the grant date fair value of each DSU in accordance with FASB ASC Topic 718.

FISCAL MONTH IN WHICH FEES WERE EARNED	CLOSING PRICE OF PIER 1 IMPORTS COMMON STOCK ON LAST TRADING DAY OF EACH FISCAL MONTH
March 2018	$3.43
April 2018	$2.32
May 2018	$2.42
June 2018	$2.58
July 2018	$2.13
August 2018	$1.84
September 2018	$1.51
October 2018	$1.55
November 2018	$1.44
December 2018	$0.43
January 2019	$0.82
February 2019	$1.42

Other Governance Matters

Prohibition on Hedging and Pledging

We have a written insider trading policy that, among other things, prohibits directors, officers and employees from selling short a Pier 1 Imports security, trading in options on a Pier 1 Imports security, including calls, puts, and other derivative securities, engaging in other forms of hedging or monetization transactions, such as equity swaps, exchange funds, collars or variable forwards, with respect to a Pier 1 Imports security, holding Pier 1 Imports securities in a margin account or pledging Pier 1 Imports securities as collateral for a loan, or placing standing or limit orders on a Pier 1 Imports security (except standing or limit orders under approved Rule 10b5-1 trading plans).

Clawback Policy

We have a policy with respect to the recovery of cash and equity-based incentive compensation, commonly referred to as a “clawback policy,” applicable to our executive officers (as defined under Rule 3b-7 of the Exchange Act). The policy appears in Pier 1 Imports’ Code of Business Conduct and Ethics, available on our website at www.pier1.com by selecting “Investor Relations” under the “OUR COMPANY” section on the home page, selecting “Corporate Governance” then “Documents and Charters,” and governs the recovery of incentive-based compensation given the occurrence of certain events which could lead to an adjustment of that compensation.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   18

SHARE OWNERSHIP

Security Ownership of Directors and Executive Officers

The following table indicates the beneficial ownership of Pier 1 Imports common stock by each director nominee, each named executive officer shown below in the table included under the caption “Summary Compensation Table for the Fiscal Years Ended March 2, 2019, March 3, 2018, and February 25, 2017,” and all directors and executive officers as a group, as of April 22, 2019, unless otherwise indicated below:

NAME OF BENEFICIAL OWNER	SHARES OF COMMON STOCK BENEFICIALLY OWNED(1)(2)(3)	PERCENT OF CLASS
Claire H. Babrowski	217,333	*
Cheryl A. Bachelder	907,477	1.07%
Robert L. Bass	36,363	*
Robert E. Bostrom	657,894	*
Kelly N. Cook	-	*
Hamish A. Dodds	232,423	*
Mark R. Haley	262,752	*
Brendan L. Hoffman	114,122	*
Alasdair B. James	68,275	*
Katherine M. A. (“Allie”) Kline	-	*
Terry E. London	410,617	*
Michael A. Peel	193,286	*
Ann M. Sardini	133,686	*
William H. Savage	274,374	*
Nancy A. Walsh	478,261	*
All directors and executive officers as a group (15 individuals)	4,295,599	4.99%

*	Represents less than 1% of the outstanding shares of the class.
(1)	The table includes unvested shares of restricted stock over which the person has sole voting power.
(2)

The table includes DSUs as of April 22, 2019, for Ms. Bachelder (139,125 DSUs), Mr. Dodds (162,504 DSUs), Mr. Hoffman (77,759 DSUs), Mr. London (221,397 DSUs) and Mr. Peel (156,923 DSUs). The DSUs will be exchanged one-for-one for shares of Pier 1 Imports common stock when the director ceases to be a member of the board of directors, as described above under the caption “Non-Employee Director Compensation for the Fiscal Year Ended March 2, 2019 – Fees Paid to Directors.” A DSU is the economic equivalent of one share of Pier 1 Imports common stock and does not carry any voting rights.

(3)

The table includes 36,363 RSUs vesting within 60 days of April 22, 2019 for all directors except Ms. Kline. For directors who elected to defer the conversion of their RSUs, the RSUs will be exchanged one-for-one for shares of Pier 1 Imports common stock when the deferral election chosen by the director lapses. All such deferrals will lapse as of the director’s termination of service to the board.

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SHARE OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table indicates the ownership by each person who is known by Pier 1 Imports as of April 22, 2019, to beneficially own more than 5% of Pier 1 Imports common stock based on 85,013,806 shares outstanding:

NAME AND ADDRESS OF BENEFICIAL OWNER	COMMON SHARES BENEFICIALLY OWNED	PERCENT OF CLASS
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	6,635,202 (1)	7.8%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	5,511,193 (2)	6.5%
Charles Schwab Investment Management Inc. 211 Main Street San Francisco, CA 94105	4,413,120 (3)	5.2%

(1)

Based on information contained in a Schedule 13G/A filed with the SEC on February 8, 2019, Dimensional Fund Advisors LP has sole voting power over 6,363,165 of the shares shown and sole dispositive power over the 6.635,202 shares shown. The Schedule 13G/A filed by Dimensional Fund Advisors LP provides information as of December 31, 2018, and, consequently, the beneficial ownership of Dimensional Fund Advisors LP may have changed prior to the printing of this proxy statement.

(2)

Based on information contained in a Schedule 13G/A filed with the SEC on February 6, 2019, BlackRock, Inc. has sole voting power over 5,207,480 of the shares shown and sole dispositive power over the 5,511,193 shares shown. The Schedule 13G/A filed by BlackRock, Inc. provides information as of December 31, 2018, and, consequently, the beneficial ownership of BlackRock, Inc. may have changed prior to the printing of this proxy statement.

(3)

Based on information contained in a Schedule 13G filed with the SEC on February 14, 2019, Charles Schwab Investment Management Inc. has sole voting power and sole dispositive power over the 4,413,120 shares shown. The Schedule 13G filed by Charles Schwab Investment Management Inc. provides information as of December 31, 2018, and, consequently, the beneficial ownership of Charles Schwab Investment Management Inc. may have changed prior to the printing of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of Pier 1 Imports’ equity securities, to file with the SEC reports disclosing their ownership and changes in ownership of Pier 1 Imports common stock or other equity securities. Our executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Pier 1 Imports with copies of all Section 16(a) reports they file. To our knowledge, and based solely on a review of the furnished Section 16(a) reports, all Section 16(a) filing requirements applicable to Pier 1 Imports’ executive officers, directors and greater than 10% beneficial owners during fiscal 2019 were met.

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COMPENSATION

PROPOSAL NO. 2 – Advisory Approval of the Compensation of Pier 1 Imports’ Named Executive Officers

A proposal to adopt a non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion under the caption “Compensation.”

Under rules adopted by the SEC pursuant to Section 14A of the Exchange Act, our shareholders are entitled to vote not less frequently than every three years upon an advisory, non-binding resolution approving the compensation of Pier 1 Imports’ named executive officers (“NEOs”), as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion (commonly called the “say-on-pay vote”). At our annual meeting of shareholders held on June 22, 2017, our shareholders indicated in an advisory vote that they overwhelmingly favored an annual say-on-pay vote. In accordance with this vote, we intend to hold an annual say-on-pay vote until the next vote on say-on-pay frequency, which is scheduled to occur at the 2023 annual meeting of shareholders. Accordingly, we are soliciting a non-binding, advisory shareholder vote on Pier 1 Imports’ executive compensation as described in this proxy statement. Shareholders are being asked to vote on the following resolution:

RESOLVED, that the compensation of Pier 1 Imports’ named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion under the caption “Compensation,” is hereby APPROVED.

The compensation of the NEOs is discussed and disclosed below in the Compensation Discussion and Analysis, compensation tables and narrative under the caption “Compensation.” As discussed in those disclosures, the board of directors and management believe that our compensation policies, principles, objectives and practices are focused on pay for performance and are strongly aligned with the long-term interests of our shareholders. Our compensation programs are designed to enable us to attract and retain talented and experienced senior executives to lead Pier 1 Imports successfully in a competitive environment.

Your vote on this resolution is advisory, and therefore not binding on Pier 1 Imports, the compensation committee, or the board of directors. The vote will not be construed to create or imply any change to the fiduciary duties of the board of directors, or to create or imply any additional fiduciary duties for the board of directors. However, Pier 1 Imports’ board of directors values the opinions of shareholders, and, if the shareholders do not adopt the resolution set forth above, the compensation committee will consider shareholder concerns and evaluate whether any actions are necessary to address those concerns.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on this resolution is required to approve this resolution. Abstentions will be counted as represented and entitled to vote on this resolution and will have the effect of a vote “Against” the resolution. Broker non-votes will not be considered entitled to vote on this resolution and will not be counted in determining the number of shares necessary for approval of the resolution.

The board of directors unanimously recommends a vote “For” the non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion under the caption “Compensation.”

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COMPENSATION

Compensation Discussion and Analysis

Executive Summary and Message from the Compensation Committee

Fiscal 2019 was a challenging year for the company and business performance was disappointing. In April 2018, Pier 1 began to change its merchandise, marketing, and store presence designed to make the overall offering more relevant to changing customer wants and needs. While we believe that the objectives of this transformation were sound, the amount of simultaneous changes to the Company’s business model proved to exceed the Company’s executional capabilities. The acceleration of category promotion cadence and continued variation in customer shopping and buying patterns further compounded these executional shortfalls.

As a result of these challenges, the Company took decisive action to narrow the strategic focus and improve execution, while at the same time strengthening the senior leadership team and making sure we retained key leaders essential to performance improvement and future success.

Particularly with tightening labor markets and the transition the Company was undergoing, the attraction and retention of the top talent required to achieve the Company’s short- and long-term objectives was an important consideration. Our objectives were, and they remain, to keep our executive compensation programs highly performance oriented and geared to important executional milestones, differentiate compensation actions based on criticality to the business, and maintain affordability. To accomplish this, in fiscal 2019 the measurement period for our long-term incentive program was reduced, the goal setting process carefully focused on strategic plan objectives, and the mix of pay shifted to aid retention.

We believe these compensation actions struck the best balance between short- and long-term and between performance orientation and retention. Nonetheless, Company results fell short of expectations which greatly impacted the compensation earned by named executive officers and leaders throughout the Pier 1 Imports business. There was no short-term incentive payout for fiscal 2019, making it the fifth fiscal year out of the last six in which there was zero payout.

While the pay for performance design of our compensation programs was clearly in evidence in fiscal 2019, we are also working hard to upgrade and motivate the Pier 1 Imports organization to fully accomplish the Company’s transformation plan and business objectives. We believe these actions will translate into improved performance in the coming fiscal year and beyond and will continue to monitor closely how our compensation programs can best be utilized to incentivize organizational excellence.

COMPENSATION COMMITTEE

Michael A. Peel, Chair

Claire H. Babrowski

Katherine M. A. (“Allie”) Kline

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COMPENSATION

Our Executive Team and Key Leadership Transitions

We continued to experience significant transition in our leadership team for fiscal 2019 particularly as we shifted our strategic focus.

Fiscal 2019 Leadership Transitions

Cheryl A. Bachelder was appointed Interim Chief Executive Officer on December 18, 2018, replacing Mr. James who stepped down as President and Chief Executive Officer.

Donna N. Colaco was appointed Chief Customer Officer on December 3, 2018. This newly-created role was designed to bring together merchandising, product development, planning and allocations, stores, marketing and e-Commerce to continue to strengthen our customer-centric mindset across the Company.

Robert E. Bostrom was appointed as Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary on January 23, 2019, replacing Michael A. Carter who retired from the Company in September 2018.

Lance J. Wills was appointed Executive Vice President and Chief Information Officer on February 4, 2019, replacing Bhargav J. Shah who stepped down on November 30, 2018.

Kelly N. Cook stepped down as Executive Vice President and Chief Marketing Officer on February 19, 2019.

This Compensation Discussion and Analysis describes the compensation of our named executive officers listed in the table below for fiscal 2019, and includes our executive officers who served as chief executive officer during the fiscal year, our former chief financial officer, and our three other most highly compensated executive officers serving at the end of the fiscal year, as well as Kelly Cook, a former executive officer who would have been among the most highly compensated executive officers had she been serving as of the fiscal year end.

NAMED EXECUTIVE OFFICERS	POSITION	DATES IN ROLE

Cheryl A. Bachelder	Interim Chief Executive Officer	Appointed December 18, 2018
Nancy A. Walsh (1)	Former Executive Vice President and Chief Financial Officer	Served January 25, 2018 – April 17, 2019
William H. Savage	Executive Vice President, Global Supply Chain	Appointed December 7, 2017
Mark R. Haley	Executive Vice President, Store Sales & Operations	Appointed June 26, 2018
Robert E. Bostrom	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary	Appointed January 23, 2019
Alasdair B. James	Former President and Chief Executive Officer	Served May 1, 2017 – December 18, 2018
Kelly N. Cook	Former Executive Vice President and Chief Marketing Officer	Served March 19, 2018 – February 19, 2019

(1)

Ms. Walsh departed from the Company effective April 17, 2019 and was succeeded by Deborah Rieger-Paganis, who is serving as interim chief financial officer. Ms. Rieger-Paganis is employed as a managing director of AlixPartners, LLP, a global consulting firm, and will continue in that capacity while serving as interim chief financial officer. Darla D. Ramirez, the Company’s principal accounting officer, was appointed to succeed Ms. Walsh as interim principal financial officer.

Additionally, we have included disclosure within this Compensation Discussion and Analysis for Donna N. Colaco due to the fact that Ms. Colaco is a key member of our leadership team and her compensation was similar to our other most highly compensated executive officers in fiscal 2019.

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COMPENSATION

Fiscal 2019 Business Performance

In fiscal 2019, Pier 1 Imports embarked on a strategic plan designed to improve the Company’s brand proposition, capture operating efficiencies and drive sales growth. Execution issues related to product and marketing resulted in disappointing financial performance, particularly during the second half of the year. Our results include:

•	Company comparable sales decreased 11% compared to fiscal 2018;
•	Net sales decreased 13.7% to $1.6 billion compared to fiscal 2018;
•	Net loss of $198.8 million, or ($2.46) per share;
•	Inventory of $347.6 million, flat to fiscal 2018 year end; and
•	Cash and cash equivalents of $54.9 million at year end, $50 million of borrowings under the Company’s FILO tranche and an undrawn revolver facility.

Pier 1 Imports has developed an action plan to reset its operating model and rebuild the business for the future. Our fiscal 2019 results did not meet the threshold performance needed to deliver payouts as shown in the charts below. Therefore, highlighting a strong commitment to our pay-for-performance philosophy, our named executive officers did not receive payouts under the short-term incentive program and no vesting occurred for our fiscal 2017-2019 performance-based restricted stock awards.  In addition, no performance-based restricted shares were earned under the first fiscal year of our 2019-2021 performance cycle based on the Earnings Per Share as adjusted measure.

FISCAL 2019 PERFORMANCE

SHORT-TERM INCENTIVE

LONG-TERM INCENTIVE

* Earnings per share of ($2.46) was not adjusted due to the difference between the target and actual performance for this metric. No threshold was established for fiscal 2019.

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COMPENSATION

Fiscal 2019 Compensation Actions and Decisions

In view of the challenges facing our business, we articulated the factors impacting pay and made compensation decisions accordingly. This relationship is outlined below:

Our Principles

•Take decisive and differentiated action for specific leadership talent required to accomplish our strategic plan

•Tightly link performance with the key execution milestones of our business strategy

•Focus attention on short-term foundational requirements, while building to long-term sustainable performance

•Consider affordability over time

Factors that Guided Our Decisions

•Financial performance of the Company that was below expectations

•Our pay-for-performance philosophy and objectives

•Need for a strong leadership team to drive our business transformation

•Market pay practices of our peer group and broader competitors for leadership talent

•The dynamic and challenging retail environment

Key Fiscal 2019 Compensation Decisions

Short-Term Incentives

•Fiscal 2019 short-term incentive performance targets for profit and revenue were not met; therefore, no named executive officers received a short-term incentive award payout.

Long-Term Incentives

•No vesting occurred for our fiscal 2017-2019 performance-based restricted stock awards based on the Profit Goal and ROIC performance measures.

•No performance-based restricted shares were earned under the first fiscal year of our 2019-2021 performance cycle based on the earnings per share as adjusted measure.

•Named executive officers employed before June 29, 2018, with the exception of Mr. Savage, received the following grants of performance-based restricted stock and time-based restricted stock.

oApproximately 50% of the restricted stock granted for fiscal 2019 was performance-based, vesting based on the achievement of Earnings Per Share as adjusted.

oApproximately 50% of the restricted stock granted for fiscal 2019 was time-based, vesting in substantially equal amounts on each of the first three anniversaries of the grant date.

•In lieu of the annual long-term performance-based incentive award and per his offer letter, Mr. Savage received a one-time performance-based restricted stock award based on attaining significant cost savings in sourcing expenses over a three-year period.

•In lieu of the annual long-term time-based incentive award and per her offer letter, Ms. Cook received a one-time long-term incentive award vesting in substantially equal installments over a three-year period.

•Mr. Bostrom and Ms. Colaco, who were hired after June 29, 2018, received a time-based restricted stock award in connection with their employment; they will be eligible for and participate in the fiscal 2020 long-term incentive program similar to the other executives.

•Ms. Bachelder was provided a time-based restricted stock award upon her appointment as interim chief executive officer.

•Named executive officers who separated from the Company during fiscal 2019 forfeited all unvested performance-based and time-based long-term incentive awards except for a limited number of shares of time-based restricted stock that were vested in connection with Mr. James’ separation.

Select One-Time Cash Retention Awards

•Due to the significant leadership transition and continued uncertainty within our business, we believed it was critical to take action to secure the commitment of our leadership team.

•To that end, we provided select one-time cash retention awards to Ms. Walsh, Mr. Haley, Mr. Savage and Ms. Cook between December 2018 and January 2019.

oThe awards for Ms. Walsh, Mr. Savage and Mr. Haley are subject to a pro-rata clawback in the event the executive leaves Pier 1 Imports other than for good reason or is terminated for cause as set forth in the respective agreement.

oThe award provided to Ms. Cook will be paid in December 2019.

New-Hire Cash Awards

•Mr. Bostrom, Ms. Colaco and Ms. Cook received one-time cash awards in connection with their employment, subject to a pro-rata clawback as set forth in the respective agreements.

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COMPENSATION

CEO Pay at a Glance

Mr. James served as President and Chief Executive Officer from May 1, 2017 until December 18, 2018.

Mr. James’ target total direct compensation (base salary, target short-term incentive grant and target long-term incentive grants) for fiscal 2019 was generally aligned with our broader executive compensation program and philosophy and a significant portion of Mr. James’ total direct compensation was “at-risk.” Illustrated in the table below, the majority of outstanding equity awards and performance-based cash awards were forfeited upon Mr. James’ separation.

CHIEF EXECUTIVE OFFICER TARGET VERSUS REALIZED COMPENSATION

	TARGET VALUE AT GRANT	VALUE REALIZED
Base Salary	$1,000,000	$815,385

Short-Term Incentive	$1,250,000	$ 0

Annual Awards in Fiscal Year 2019
Performance-Based Restricted Stock	$ 687,500	$ 0
Time-Based Restricted Stock	$ 687,500	$ 0
Performance-Based Long-Term Cash	$1,000,000	$ 0

Annual Awards in Fiscal Year 2018
Performance-Based Restricted Stock	$1,500,000	$ 0
Time-Based Restricted Stock	$ 500,000	$ 57,677

Awards Related to Mr. James’ Hire in Fiscal Year 2018
Stock Options	$1,000,000	$ 0
Time-Based Restricted Stock	$ 500,000	$ 72,349 (1)

(1)	Represents 71,633 shares of time-vested restricted stock that were vested in connection with Mr. James’ separation, valued at the closing share price of $1.01 on December 18, 2018.

Interim CEO Pay

During Ms. Bachelder’s service as interim chief executive officer, she will receive a base salary of $1.25 million but will not be eligible to receive a short-term incentive award. Ms. Bachelder was provided a time-based restricted stock award of 729,927 shares, vesting in substantially equal installments over a three-year period, which was valued at $1.0 million based on the thirty-day trailing average of the Company’s common stock as of December 18, 2018, the date of her appointment as interim chief executive officer. Due to the difference in the stock price between the time the award was determined and the actual grant date, the fair value of the award on the grant date was $226,277. Ms. Bachelder will forgo her cash directors’ retainers during her period of dual service.

Aligning Pay with Performance

Having a committed leadership team in place is critical to our future success in this challenging business and the highly competitive retail industry. Our executives must be incentivized to stay with the Company and motivated to execute as a team to achieve our strategic transformation in the short term, which we believe will lead to positive long-term results and value creation for our shareholders.

To accomplish these results, we provide both short-term and long-term incentives to our executives to encourage the effective management of major functions, teamwork, and strategy development and execution, which we believe will contribute to increased shareholder value. Therefore, the majority of named executive officer compensation is “at-risk” and tied to Pier 1 Imports’ performance, with the exception of our interim chief executive officer.

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COMPENSATION

Specifically for fiscal 2019, our goal was to focus our executive team on clear and simple metrics aligned with critical measures of success for our transformation. To this end, we changed the measures in both our short-term and long-term incentive plans focusing on Operating Cash EBITDA, Net Sales, and Earnings Per Share as adjusted for fiscal 2019. Long-term incentive awards granted in fiscal 2017 that were eligible to vest in fiscal 2019 were based on Profit Goal and ROIC metrics.

FISCAL 2019 PERFORMANCE METRICS
Operating Cash EBITDA

The Company’s fiscal 2019 consolidated operating cash earnings before interest, taxes, depreciation and amortization from all domestic and international operations, but not including discontinued operations, unusual or non-recurring charges nor recurring non-cash items.

Net Sales	The Company’s fiscal 2019 net sales.
Earnings Per Share as adjusted

The achievement of targeted Earnings Per Share as adjusted for specified significant unusual or non-recurring or recurring non-cash items or events as provided in the 2015 Plan for a given fiscal year period, with such adjustments to be determined by the compensation committee.

FISCAL 2017 – FISCAL 2019 LONG-TERM INCENTIVE PERFORMANCE METRICS
Profit Goal

The Company’s consolidated operating cash earnings before interest, taxes, depreciation and amortization from all domestic and international operations, but not including discontinued operations, adjusted for certain recurring non-cash items and unusual or non-recurring items as determined by the compensation committee, measured from the beginning of fiscal year 2017 through the end of fiscal year 2019.

ROIC

Calculated by dividing the Company’s operating income for any particular fiscal year, less taxes, by the sum of (i) the average of the beginning and ending fiscal year inventory balances; plus (ii) the average of the beginning and ending fiscal year net fixed asset balances, less (iii) the average of the beginning and ending fiscal year accounts payable balances.

The structure of our program ensures that as an executive’s scope of responsibility increases, a greater portion of that executive’s compensation will come from performance-based pay. For fiscal 2019, the performance-based components of our compensation program were designed with the following objectives and framework:

	SHORT-TERM INCENTIVE	LONG-TERM INCENTIVE
Objective	•Reward achievement of short-term corporate performance goals	•Reward long-term financial results and drive shareholder value creation •Reinforce ownership in the Company •Support retention of executives
Type of Award	Annual Award	Performance-Based Restricted Stock comprises 50% of the award Time-Based Restricted Stock comprises 50% of the award
Form	Cash	Equity
Time Horizon	1 year	3 years
Metrics	Operating Cash EBITDA, weighted 50% Net Sales, weighted 50%	Earnings Per Share as adjusted Stock price Continued employment
Material Changes from Fiscal 2018	Changed metric to replace Merchandise Margin dollars with Net Sales to focus on top-line growth; weighted Operating Cash EBITDA and Net Sales equally	Shifted mix slightly of our long-term incentive vehicles to increase retention value while still maintaining a strong connection to creating shareholder value
Changed metric from Operating Cash EBITDA and ROIC to Earnings Per Share as adjusted to focus executives on a key transformation metric

Earnings Per Share as adjusted will be measured for each of the three fiscal years in the period due to the level of uncertainty during the transformation, with the opportunity to “bank” shares earned each fiscal year; each fiscal year was weighted at one-third and only a target level was set for fiscal 2019

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COMPENSATION

Shareholder Input on Executive Compensation

In evaluating the design of our executive compensation programs and the specific compensation decisions for each of our named executive officers, the compensation committee considers shareholder input, including the advisory “say-on-pay” vote at our annual meeting.

In 2018, approximately 91% of the votes cast approved the compensation for our named executive officers.

Shareholder Engagement

Our board of directors and our compensation committee value the opinions of our shareholders. In fiscal 2019, we made changes to our principles and programs that continue to support the foundations we have used historically and those which reflect shareholder feedback, sound corporate governance and a balance of retention with continued alignment of pay with performance. To that end, we continued to:

•	Focus on performance-based long-term equity with three-year cliff vesting
•	Apply a comprehensive target-setting process to ensure rigorous performance goals are established for both our short- and long-term plans
•	Evaluate executive salaries on a case-by-case basis rather than utilizing across-the-board increases
•	Analyze external data when setting our named executive officers’ compensation

Further, we believe the changes we made to our programs are well aligned to important metrics and results that are critical for our shareholders and for our strategic transformation.

Peer Group Used for Comparison

The fiscal 2019 peer group included the following companies, which at the time of selection were publicly traded and were direct competitors, retail industry competitors and/or local area competitors for executive talent:

Bed Bath & Beyond Inc. Chico’s FAS, Inc. Designer Brands Inc. Fossil Group, Inc. Haverty Furniture Companies, Inc.	Kirkland’s, Inc. RH Sleep Number Corporation Stage Stores, Inc. Stein Mart, Inc.	The Container Store Group, Inc. The Michaels Companies, Inc. Ulta Beauty, Inc. Williams-Sonoma, Inc.

These companies were selected by the compensation committee, with the advice of its independent executive compensation consultant, because their revenues and/or operating characteristics are comparable to those of Pier 1 Imports.

Total Compensation Target

We generally target total compensation packages for executive officers to reflect the 50th percentile of Pier 1 Imports’ peer group when planned financial and operational goals are achieved. We design our total compensation packages to provide pay above or below the 50th percentile compared to our peer group when results exceed or do not meet planned financial and operational goals. Given our recent performance, pay realized by executives has been below the market 50th percentile and a significant rebound of our stock price as well as improved performance would be required for executives to realize this positioning.

In some cases, the compensation required to attract new executives may result in compensation packages exceeding the 50th percentile due to the intense competition for talent in the retail sector.

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COMPENSATION

Elements of the Executive Compensation Program

The following chart highlights key elements of our executive compensation program and how each is linked to the objectives of our executive compensation philosophy.

	OBJECTIVE	TYPE OF COMPENSATION	KEY FEATURES
Base Salary	To provide competitive fixed pay that is tied to the market and allows us to attract, retain and motivate executives within the national retail industry and broader market	Cash	•Based on individual skills, experience, responsibilities and performance over time
Short-Term Incentive	To encourage focus on short-term business performance	Cash	•Rewards achievement of short-term corporate performance goals •Pays only if threshold performance levels or above are met •
Long-Term Incentive Performance-Based Restricted Stock	To increase multi-year profitability and stock price	Long-Term Equity	•Rewards achievement of long-term corporate performance goals •Vests only if threshold performance levels or above are met •Links value to stock price
Long-Term Incentive Time-Based Restricted Stock	To closely align executive and shareholder interests and aid in retention	Long-Term Equity	•Promotes retention and enhances executive stock ownership •Links value to stock price
Executive Agreements	To ensure named executive officers remain focused on creating sustainable performance	Benefit	•Protects the Company and the named executive officers from certain termination events by providing economic stability through salary continuation for a fixed period
Other Benefits	To aid in attracting and retaining executive talent	Benefit	•Non-qualified deferred compensation plan •Pier 1 Imports, Inc. Stock Purchase Plan •Broad-based benefits available to all employees

Analysis of Fiscal 2019 Compensation

Base Salary

Base salaries for the named executive officers reflect the individual’s skills, experience, responsibilities and performance over time. The compensation committee determines the base salary, and any increases, for named executive officers using external surveys of salary practices for positions with similar levels of responsibility within our peer group as well as the broader industry and taking into account the performance of the individual and the Company.

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COMPENSATION

The compensation committee reviews base salaries for our executives annually but does not uniformly raise base salaries each year. In fiscal 2019, Ms. Walsh and Mr. Haley received base salary increases of 7% and 27%, respectively, to ensure their competitiveness to the market.

KEY EXECUTIVE	ANNUALIZED FISCAL 2018 BASE SALARY	ANNUALIZED FISCAL 2019 BASE SALARY	PERCENT INCREASE
Cheryl A. Bachelder	N/A	$1,250,000	N/A
Nancy A. Walsh	$ 575,000	$ 615,000	7%
William H. Savage	$ 450,000	$ 450,000	0%
Mark R. Haley	$ 300,000 (1)	$ 380,000	27%
Robert E. Bostrom	N/A	$ 615,000	N/A
Alasdair B. James	$1,000,000	$1,000,000	0%
Kelly N. Cook	N/A	$ 450,000	N/A
Donna N. Colaco	N/A	$ 700,000	N/A

(1)

During fiscal 2019, Mr. Haley received two increases in salary to reflect his increased contribution to the business and his promotion to executive vice president in April of 2018 (in April 2018 increased to $345,000 and in December 2018 increased to $380,000).

Short-Term Incentive Program

No Bonus Payouts for Fiscal Year 2019

Our aggressive target levels of performance for fiscal 2019 were not achieved; therefore, no named executive officer received a short-term incentive award payout. Our executives have not received short-term incentive program payouts in five of the last six fiscal year periods.

Our short-term incentive program is designed to reward our executives for overall Company financial performance over the fiscal year. Fifty percent of the incentive was based upon achievement of the Operating Cash EBITDA goal and 50% was based upon achievement of the Net Sales goal. The metrics were adjusted for fiscal 2019 to align with our strategic transformation ensuring a focus on critical top-line growth balanced with profitability and operations. This focus resulted in the replacement of Merchandise Margin Dollars with Net Sales.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   30

COMPENSATION

When setting the Operating Cash EBITDA and Net Sales goals for the fiscal year short-term incentive program, the compensation committee reviewed the Company’s actual performance in fiscal 2018 and considered management’s projections for fiscal 2019. The goals set for our leadership team were rigorous and challenging and reflected our strategic plan. Further, the goals for our executives were set at more aggressive levels than for the broader company population.

All named executive officers were eligible to receive a cash award in fiscal 2019, except for Ms. Bachelder, who did not participate in the program. Further, Mses. Colaco and Walsh and Mr. Bostrom were eligible to participate in the fiscal 2019 short-term incentive program at 125% of their respective salaries per their offer letters upon hire. No new hires were guaranteed any portion of the short-term incentive as it had to be earned along with the other members of the executive management team. Mr. Bostrom and Ms. Colaco will maintain the 125% target award level for fiscal 2020 and participate at a level commensurate with other senior officers in subsequent years.

The short-term incentive program targets for the other NEOs were unchanged from fiscal 2018 and reflect a competitive award compared to Pier 1 Imports’ peer group when performance results are achieved. The targets for each key executive are shown below. No award payout was possible unless the realized Operating Cash EBITDA and Net Sales for fiscal 2019 met or exceeded the threshold level.

	FISCAL 2019 ANNUAL SHORT-TERM INCENTIVE OPPORTUNITY AS A PERCENTAGE OF BASE SALARY
KEY EXECUTIVE	AT THRESHOLD PERFORMANCE LEVELS	AT TARGET PERFORMANCE LEVELS	AT MAXIMUM PERFORMANCE LEVELS	ACTUAL FISCAL 2019 AWARD
Cheryl A. Bachelder (1)	N/A	N/A	N/A	N/A
Nancy A. Walsh (2)	37.5%	125%	250%	$0
William H. Savage	22.5%	75%	150%	$0
Mark R. Haley	22.5%	75%	150%	$0
Robert E. Bostrom (2)	37.5%	125%	250%	$0
Alasdair B. James (3)	37.5%	125%	250%	N/A
Kelly N. Cook (3)	22.5%	75%	150%	N/A
Donna N. Colaco (2)	37.5%	125%	250%	$0

(1)	Ms. Bachelder did not participate in the short-term incentive program for fiscal 2019.
(2)	Ms. Walsh, Mr. Bostrom and Ms. Colaco were eligible to receive a target short-term incentive award equal to 125% of their respective base salaries for fiscal 2019 per their offer letter upon hire.
(3)

Mr. James and Ms. Cook were not eligible to receive a short-term incentive payout for fiscal 2019 because they departed prior to the end of the fiscal year. The short-term incentive program requires participants to be employed with Pier 1 Imports at the end of the fiscal year to receive a cash award.

Long-Term Incentive Program

Our long-term incentive program is designed to reward performance over the long term and to serve as a retention tool. In fiscal 2019, we made significant changes to our long-term incentive program to better align with our strategic transformation and the executive compensation principles determined by the compensation committee.

Performance-Based Share Grants Did Not Realize Value in Fiscal 2019

Performance-based restricted stock grants awarded in fiscal 2017 were eligible to vest in April of fiscal 2019. These grants were tied to a three-year fiscal performance period ending with fiscal 2018 based on the achievement of Profit Goal and ROIC performance metrics. Performance for each of the metrics was below threshold levels, and no shares vested as a result.

Additionally, no performance-based restricted shares were earned under the first fiscal year of our 2019-2021 performance cycle based on the Earnings Per Share as adjusted measure.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   31

COMPENSATION

KEY CHANGE	RATIONALE
Slightly shifted the blend of vehicles from 60% performance-based restricted stock and 40% time-based restricted stock to 50% and 50% respectively	Enhance the retention value while still maintaining a strong connection to creating shareholder value
Changed the metric in the performance-based restricted stock program to Earnings Per Share as adjusted	Simplify the plan and focus executives on a single metric critical to a successful turnaround and well aligned to creating shareholder value over the long-term
Adjusted the measurement period on the performance-based restricted stock from a three-year period to three one-year periods	Reflect the uncertainty within our business and focus on critical Earnings Per Share as adjusted milestones required for a successful long-term turnaround

During fiscal 2019, equity grants were a mix of performance-based restricted stock, targeting the achievement of Earnings Per Share as adjusted, and time-based restricted stock.

Approximately 50% of the restricted shares granted at target in fiscal 2019 were performance-based, with vesting based on achievement of Earnings Per Share targets, adjusted for specified significant unusual or non-recurring or recurring non-cash items or events as provided in the 2015 Plan for a given fiscal year period, with such adjustments to be determined by the compensation committee.

The Earnings Per Share as adjusted performance target was based on the three-year business plan and set by the compensation committee. The vesting schedule over the three years is as follows:

Fiscal 2019-2021 Adjusted Earnings Per Share Vesting Schedule
Earnings Per Share As Adjusted Vesting Schedule for FY 2019
Threshold	N/A
Target	1/3 X 100% = 33% of total Target Performance-Based Restricted Shares
Maximum	N/A
Earnings Per Share As Adjusted Vesting Schedule for each of FY 2020 and FY 2021
Threshold	1/3 X 75% = 25% of total Target Performance-Based Restricted Shares
Target	1/3 X 100% = 33% (fiscal 2020) or 34% (fiscal 2021) of total Target Performance-Based Restricted Shares
Maximum	1/3 X 250% = 83% of total Target Performance-Based Restricted Shares

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   32

COMPENSATION

Approximately 50% of the restricted shares granted at target in fiscal 2019 were time based, vesting in substantially equal amounts on the first, second and third anniversary of the grant date. For fiscal 2019, Earnings Per Share as adjusted was below target, therefore no restricted shares were earned for the first fiscal year of the three-fiscal-year performance period.

Executives that were not eligible for or were appointed subsequent to the grant of the annual award described above received the following awards:

•

Ms. Bachelder was provided a time-based restricted stock award of 729,927 shares which was valued at $1,000,000 based on the thirty-day trailing average of the Company’s common stock as of December 18, 2018, the date of her appointment as interim chief executive officer. Due to the difference in stock price between the time the award was determined and the actual grant date, the fair value of the award on the grant date was $226,277.

•

In addition to his annual time-based restricted stock award, Mr. Savage received a one-time performance-based restricted stock award valued at $337,500 that will vest based on the attainment of specific and challenging cost savings in terms of sourcing expenses over a three-year performance period.

•

In lieu of the annual long-term time-based incentive award and per her offer letter, Ms. Cook received a one-time long-term incentive award valued at $225,000, vesting in substantially equal installments over a three-year period.

•

Mr. Bostrom, as part of his offer of employment, received a grant of time-based restricted stock on January 23, 2019, valued at $375,000, vesting in equal installments on each of the first three anniversaries of the grant date.

•

Ms. Colaco, as part of her offer of employment, received a grant of time-based restricted stock on December 3, 2018, valued at $600,000, vesting in equal installments on each of the second and third anniversaries of the grant date.

The table below provides a breakdown of the awards granted to key executives in fiscal 2019.

KEY EXECUTIVE	PERFORMANCE – BASED RESTRICTED SHARES AT TARGET (1)	TIME-BASED RESTRICTED SHARES (2)	VALUE AT TARGET (3)	NOTES
Cheryl A. Bachelder	N/A	729,927	$1,000,000	Award made in connection with commencement of the Interim CEO role
Nancy A. Walsh	209,090	104,545	$ 575,000	Awards forfeited upon departure
William H. Savage	147,378	81,818	$ 562,500
Mark R. Haley	94,090	47,045	$ 258,750
Robert E. Bostrom	N/A	657,894	$ 375,000	Award made in connection with employment
Alasdair B. James	500,000	250,000	$1,375,000	Awards forfeited upon departure
Kelly N. Cook	245,454	71,884	$ 562,500	Awards forfeited upon departure
Donna N. Colaco	N/A	384,615	$ 600,000	Award made in connection with employment

(1)

Named executive officers must be employed on the date of filing of Pier 1 Imports’ Annual Report on Form 10-K with the SEC for fiscal 2021 to be eligible for vesting and to receive the shares contemplated by the award.

(2)	Named executive officers must be employed on the vesting date to receive the shares. Restricted shares vest in substantially equal installments over a three-year period.
(3)

Number of restricted shares is determined by dividing the target value by the 30-day trailing average of the closing price of Pier 1 Imports common stock as of the grant date. Grant date fair value may differ from target value as a result of differences between the stock price on the grant date and the 30-day trailing average stock price.

One-Time Cash Awards

Between December 2018 and January 2019, the Company experienced significant leadership changes against a backdrop of continued uncertainty in the business. To help secure key leaders and ensure they remained focused on driving performance and executing on the business strategy, the Company made select one-time retention cash awards. The awards provided to Ms. Walsh, Mr. Savage and Mr. Haley are subject to a pro-rata clawback in the event the executive leaves Pier 1 Imports without good reason or is terminated for cause for the term specified in the award agreement. The award provided to Ms. Cook will be paid in December 2019.

NAMED EXECUTIVE OFFICER	CASH AWARD
Nancy A. Walsh	$615,000
William H. Savage	$450,000
Mark R. Haley	$380,000
Kelly N. Cook	$450,000

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   33

COMPENSATION

In addition, Mr. Haley received a cash retention award of $345,000 that was granted and paid in May 2018, subject to a pro rata clawback as described above.

Mr. Bostrom received a sign-on bonus of $375,000 upon commencement of employment. Ms. Colaco received a sign-on bonus of $300,000 after sixty days of employment. Ms. Cook received a sign-on bonus of $75,000 after sixty days of employment and an additional $50,000 payable upon completion of one year of service, which was paid following her separation from service. Each sign-on bonus is subject to a pro rata clawback as described above.

Retirement and Other Plans

We offer a non-qualified deferred compensation plan, referred to as the Pier 1 Imports, Inc. Deferred Compensation Plan, to our executives and key members of management. This plan is designed to provide certain executives with post-employment financial security and to mitigate the effects of deferral limitations on highly compensated individuals in qualified plans such as Pier 1 Imports’ 401(k) plan. This plan also assists us in attracting and retaining executives and key members of management. This plan is described and discussed below under the caption “Non-Qualified Deferred Compensation Table for the Fiscal Year Ended March 2, 2019.”

We have historically maintained a supplemental executive retirement plan for certain executive officers. During fiscal 2019, no named executive officer participated in the supplemental retirement plan.

Pier 1 Imports’ Guidelines on Share Ownership

Our board of directors believes it is critical for executives to be closely aligned with shareholders’ interests over both the short and long term. Our stock ownership guidelines are designed to accomplish this linkage. These guidelines provide a targeted ownership level of shares of Pier 1 Imports common stock for each named executive officer position equal to a multiple of his or her base salary. The targeted ownership level should be acquired within five years of election as an officer.

POSITION	OWNERSHIP GUIDELINE

Chief Executive Officer	6 times base salary

Executive Vice President	2.5 times base salary

Senior Vice President	2 times base salary

Vice President	1 times base salary

The guidelines provide that once an executive achieves compliance, such executive will remain in compliance with the guidelines provided that he or she continues to hold or beneficially own the same or a greater number of eligible shares that were sufficient at that time to meet the targeted ownership level.

Our board of directors has also adopted stock ownership guidelines for its non-employee directors to encourage direct ownership in Pier 1 Imports. These guidelines were updated to reflect the new director compensation structure and state that each non-employee director should, within five years of becoming a member of the board of directors, acquire ownership of shares of Pier 1 Imports common stock equal in value to five times the non-employee director annual cash retainer (i.e., 5 X $85,000) effective as of June 29, 2018.

Shares counted toward ownership for executives and directors include shares beneficially owned directly or indirectly (other than shares which might be acquired by exercise of an option or unvested performance-based restricted stock), unvested time-based restricted stock and DSUs credited to the non-employee directors.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   34

COMPENSATION

Compensation Factors and Governance for Fiscal 2019

The compensation committee evaluates many factors when designing executive compensation plans and targets. The following table outlines our key practices:

WHAT WE DO	WHAT WE DON’T DO

✓Set aggressive short-term and long-term performance metrics and have a majority of targeted pay for executives tied to performance

✓Use long-term incentives to encourage management retention

✓Tie a significant portion of executives’ pay to performance metrics critical to the business

✓Mitigate undue risk by using a cap on maximum payouts for short-term and long-term plans and performing an annual internal risk assessment of compensation programs

✓Have stock ownership guidelines that reinforce alignment between shareholders and our executive officers

✓Maintain a clawback policy

✓Have an independent compensation consultant reporting directly to the compensation committee

✘Have employment agreements

✘Apply across-the-board base salary increases

✘ Have tax gross-ups upon a change in control

✘ Automatically vest equity awards under stock incentive plans upon a change in control

✘ Allow hedging, short sales, option trading or pledging of Pier 1 Imports common stock

✘ Pay dividends on unvested restricted stock or above-market earnings on deferred compensation arrangements

✘ Reprice underwater stock options

Role of the Compensation Committee

Throughout our strategic transformation, the compensation committee has been instrumental in the development of appropriate programs designed to attract, retain and motivate as well as stabilize our leadership team. The compensation committee has thoughtfully partnered with leadership to redefine our executive compensation principles and ensure our programs support those principles, while maintaining a focus on performance metrics and goals that are aligned with shareholder interests.

Step 1

The chief executive officer and the chief human resources officer present and make pay and incentive recommendations for all executives to the compensation committee. The chief executive officer does not make a recommendation as to his or her own pay. The timing of these discussions is generally at the end of a fiscal year or the beginning of the next fiscal year.

Step 2

The compensation committee considers survey data from
Pier 1 Imports’ peer group, and broader industry studies and recommendations from its independent executive compensation consultant, Willis Towers Watson.

Step 3

The compensation committee confirms prior-year performance metrics and approves current fiscal year compensation within the first 45 days of the fiscal year with an effective date for new awards generally in April or May. Long- and short-term incentive compensation grants for the fiscal year, as well as long-term incentive vesting and short-term incentive award payouts, if any, are awarded after approval by the compensation committee and board of directors.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   35

COMPENSATION

Role of the Independent Executive Compensation Consultant

Willis Towers Watson, the compensation committee’s independent executive compensation consultant, provided consulting advice regarding executive compensation in fiscal year 2019, as well as data from the Willis Towers Watson Compensation Data Bank Retail/Wholesale Services Executive Database and public sources such as proxy filings. Willis Towers Watson reported directly to, and was accountable to, the compensation committee. In compliance with SEC and NYSE requirements regarding independence, Willis Towers Watson has provided the compensation committee with a letter confirming its independence and the independence of its respective partners, consultants and employees who advise the compensation committee on executive compensation matters.

The compensation committee reviewed the factors specified in the NYSE corporate governance standards and the letter, dated March 27, 2019 from Willis Towers Watson, and determined that Willis Towers Watson was independent and did not have any conflicts of interest.

During fiscal 2019, Willis Towers Watson did not provide any other services to Pier 1 Imports other than executive compensation consulting.

Compensation Risk

Pier 1 Imports’ internal audit department assists us in assessing compensation risk by conducting an annual risk assessment of our compensation policies. Internal audit’s evaluation consists of a review of all incentive plans and their compensation elements: base salary, short-term and long-term incentives, performance measurement mechanics, compensation features and performance targets. Based on that assessment, we do not believe that our compensation policies, principles, objectives or practices are structured to promote inappropriate risk taking by our executives or employees whose behavior would be most affected by performance-based incentives. We believe that this focus on our overall compensation program encourages our employees to take a balanced approach that focuses on increasing and sustaining Pier 1 Imports’ profitability.

Compensation Committee Interlocks and Insider Participation

With respect to fiscal 2019 and from March 3, 2019 through the date of this proxy statement, no executive officer of the Company served as a member of the board of directors or compensation committee of another entity, one of whose executive officers served on the Company’s compensation committee or board of directors, and no member of the compensation committee had any relationship with the Company that would require disclosure under Item 404 of Regulation S-K.

The compensation committee is currently comprised of Michael A. Peel (Chair), Claire H. Babrowski and Katherine M. A. (“Allie”) Kline. Mr. Peel and Ms. Babrowski each served as a member of the compensation committee throughout fiscal 2019. Ms. Kline was appointed to the compensation committee on September 25, 2018. Cheryl A. Bachelder resigned as a member and chair of the compensation committee effective December 18, 2018, in connection with her appointment as interim chief executive officer.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis above. Based on the review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in Pier 1 Imports’ 2019 proxy statement.

COMPENSATION COMMITTEE

Michael A. Peel, Chair

Claire H. Babrowski
Katherine M. A. (“Allie”) Kline

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   36

COMPENSATION

Summary Compensation Table for the Fiscal Years Ended March 2, 2019, March 3, 2018, and February 25, 2017

The following table sets forth a summary of the compensation in the past two fiscal years for services rendered in all capacities to Pier 1 Imports and its subsidiaries by the interim chief executive officer, the former president and chief executive officer, the former chief financial officer, the three other most highly compensated executive officers, and one additional officer for whom disclosure would have been required but for the fact that the individual was not serving as a Pier 1 Imports executive officer at the end of fiscal 2019. None of our NEOs were serving as such for the fiscal year ended February 25, 2017.

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY (1) ($)	BONUS (2) ($)	STOCK AWARDS (3) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION (4) ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION (5) ($)	TOTAL ($)
Cheryl A. Bachelder Interim Chief Executive Officer	2019	$234,154	-	$ 334,275	-	-	-	$108,031	$ 676,460
(appointed December 18, 2018)
Alasdair B. James Former President and	2019	$815,385	-	$ 892,498	-	-	-	$267,606	$1,975,489
Chief Executive Officer (resigned December 18, 2018)	2018	$826,923	$300,000	$1,674,782	$1,001,320	-	-	$ 78,568	$3,881,593
Nancy A. Walsh Former Executive Vice President	2019	$584,231	$615,000	$ 373,225	-	-	-	$202,507	$1,774,963
and Chief Financial Officer (departed April 17, 2019)	2018	$ 48,654	$200,000	$ 671,530	-	-	-	$ 23,335	$ 943,519
William H. Savage Executive Vice President,	2019	$450,000	$450,000	$ 370,107	-	-	-	$129,256	$1,399,363
Global Supply Chain
Mark R. Haley Executive Vice President,	2019	$345,288	$725,000	$ 167,949	-	-	-	$ 26,870	$1,265.107
Store Sales and Operations
Robert E. Bostrom Executive Vice President,	2019	$ 54,404	$375,000	$ 572,368	-	-	-	$100,647	$1,102,419
Chief Legal and Compliance Officer and Corporate Secretary (appointed January 23, 2019)
Kelly N. Cook Former Executive Vice President	2019	$418,846	$575,000	$ 366,007	-	-	-	$ 71,179	$1,431,032
and Chief Marketing Officer (resigned February 19, 2019)

(1)	This column represents the amount of base salary earned during each fiscal year.
(2)

For fiscal 2019, this column represents the following bonus payments: for Mr. Bostrom, a signing bonus subject to a clawback if employment is terminated by Pier 1 Imports for cause or by him voluntarily prior to twelve months from the date of hire; for Ms. Walsh and Mr. Savage, retention bonuses granted and paid in fiscal 2019 subject to a clawback if employment is terminated by Pier 1 Imports for cause or by the executive voluntarily prior to February 29, 2020; for Mr. Haley, a retention bonus of $345,000 paid in May 2018 and a retention bonus of $380,000 paid in January 2019, each subject to a clawback if his employment is terminated by Pier 1 Imports for cause or by him voluntarily prior to twelve months from the date of payment or February 29, 2020, respectively; and for Ms. Cook $125,000 in sign-on bonus, as well as a retention bonus of $450,000 granted in fiscal 2019 that will be paid in fiscal 2020.

(3)

This column represents the accounting grant date fair value of all time-based and performance-based restricted stock awards and restricted stock units issued during the fiscal year. These amounts reflect the accounting expense for these awards in accordance with accounting rules, and do not necessarily correspond to the actual value that will be recognized by the NEO. For time-based and performance-based restricted stock awards and restricted stock units, fair value is calculated using the closing price of Pier 1 Imports common stock on the date of grant. If the date of grant occurs on a day when Pier 1 Imports common stock is not traded, then the closing price on the last trading day before the date of grant is used. For these awards, the closing price on the date of grant for fiscal 2019 awards was: for Ms. Bachelder, $2.97 and $0.31; for Mr. James, Ms. Walsh, Mr. Savage, and Mr. Haley, $2.38; for Mr. Bostrom, $0.87; and for Ms. Cook, $2.38 and $3.06. The amounts shown exclude the impact of forfeitures related to service-based vesting conditions.

For performance-based awards, the grant date fair value is based on the probable outcome of Pier 1 Imports achieving performance thresholds, except for Mr. Savage’s award, which is shown at target. The amounts in the table assume thresholds are met and the threshold number of shares awarded will vest, or target for Mr. Savage. If the grant date fair value associated with all performance-based awards issued in fiscal 2019 had been valued at maximum performance, the total grant date fair value of stock awards reported for fiscal 2019 would have been: for Ms. Bachelder, no change; Mr. James, $1,785,001; for Ms. Walsh, $746,451; for Mr. Savage, $545,487; for Mr. Haley, $335,902; for Mr. Bostrom, no change, and for Ms. Cook, $804,145.

(4)	This column reflects annual cash awards earned under the short-term incentive program. No short-term incentive cash awards were earned during fiscal years 2019 and 2018.
(5)	See Fiscal 2019 All Other Compensation table below.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   37

COMPENSATION

The following table describes each component of All Other Compensation for fiscal 2019.

FISCAL 2019 ALL OTHER COMPENSATION

NAME	PAYMENTS RELATING TO EMPLOYEE SAVINGS PLANS (1)	DISABILITY INSURANCE PREMIUMS (2)	LIFE INSURANCE PREMIUMS (3)	SEVERANCE (4)	RELOCATION (5)	OTHER BENEFITS (6)	TOTAL ALL OTHER COMPENSATION

Cheryl A. Bachelder (appointed December 18, 2018)	-	$ 840	$ 274	-	-	$106,917	$108,031

Alasdair B. James (resigned December 18, 2018)	-	$3,192	$ 685	$184,615	$ 79,114	-	$267,606

Nancy A. Walsh (departed April 17, 2019)	-	$4,917	$2,322	-	$195,268	-	$202,507

William H. Savage	$13,392	$4,778	$2,322	-	$108,764	-	$129,256

Mark R. Haley	$23,510	$2,567	$ 793	-	-	-	$ 26,870

Robert E. Bostrom (appointed January 23, 2019)	-	$ 647	-	-	$100,000	-	$100,647

Kelly N. Cook (resigned February 19, 2019)	$18,391	$3,788	$1,051	$ 5,192	$ 42,757	-	$ 71,179

(1)

This column reports Pier 1 Imports’ aggregate matching and employer discretionary contributions to the NEOs’ 401(k) savings account, Deferred Compensation Plan account and SPP account. Those contributions are set forth in the Fiscal 2019 Matching Contributions table below.

(2)	This column reports premiums paid on behalf of the NEOs for supplemental disability insurance coverage.
(3)	This column reports premiums paid on behalf of the NEOs for basic term life insurance.
(4)	This column reports severance paid pursuant to executive agreements. Future severance payments are subject to continued compliance with non-competition and other covenants.
(5)

This column reports reimbursements for moving and relocation expenses. Amounts shown include gross ups for tax purposes pursuant to our relocation plan in the amounts of $37,178 for Mr. James; $79,973 for Ms. Walsh; $43,441 for Mr. Savage; and $15,382 for Ms. Cook.

(6)

Perquisites and personal benefits, if any, for each NEO, which are less than $10,000 in the aggregate, are not shown. For Ms. Bachelder, amount consists of director retainers earned in fiscal 2019 prior to her appointment as interim chief executive officer.

The following table describes aggregate matching and employer discretionary contributions to the NEOs’ 401(k) savings account, Deferred Compensation Plan account and SPP account.

FISCAL 2019 MATCHING CONTRIBUTIONS

NAME	401(k)	DCP	SPP	TOTAL

Cheryl A. Bachelder (appointed December 18, 2018)	-	-	-	-

Alasdair B. James (resigned December 18, 2018)	-	-	-	-

Nancy A. Walsh (departed April 17, 2019)	-	-	-	-

William H. Savage	$13,392	-	-	$13,392

Mark R. Haley	$13,298	$7,536	$2,676	$23.510

Robert E. Bostrom (appointed January 23, 2019)	-	-	-	-

Kelly N. Cook (resigned February 19, 2019)	$ 9,720	$8,671	-	$18,391

Pier 1 Imports’ 401(k) plan and SPP are broad based plans available to all eligible employees on a non-discriminatory basis.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   38

COMPENSATION

Grants of Plan-Based Awards for the Fiscal Year Ended March 2, 2019

We granted short-term incentive cash awards to the NEOs for fiscal 2019 pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan as described in Compensation Discussion and Analysis – Analysis of Fiscal 2019 Compensation – Short-Term Incentive Program above.

We granted long-term incentive awards to NEOs as described in Compensation Discussion and Analysis –Analysis of Fiscal 2019 Compensation – Long-Term Incentive Program. Those grants were made pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan with the exception of a time-based award granted to each of Ms. Bachelder and Mr. Bostrom, which were granted as inducement grants outside of the 2015 Stock Incentive Plan.

The restricted stock awards (performance-based and time-based) granted in fiscal 2019 have voting rights but are not eligible to receive cash dividends prior to vesting.

The following table sets forth information relating to grants of plan-based awards during the fiscal year ended March 2, 2019 included in the “Summary Compensation Table for the Fiscal Years Ended March 2, 2019, March 3, 2018, and February 25, 2017.”

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (2)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (3)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (4) (#)	GRANT DATE FAIR VALUE OF STOCK AWARDS (5) ($)
Cheryl A. Bachelder (1)	06/26/2018							36,363	$107,998
(appointed December 18, 2018)	12/28/2018							729,927	$226,277
Alasdair B. James	04/30/2018	$375,000	$1,250,000	$2,500,000
(resigned December 18, 2018)	06/29/2018				-	83,333	83,333		-
	06/29/2018				62,499	83,333	208,333		$148,748
	06/29/2018				62,500	83,333	208,334		$148,750
	06/29/2018							250,000	$595,000
	07/11/2018	$500,000	$1,000,000	$1,500,000 (6)
Nancy A. Walsh	04/30/2018	$219,344	$ 731,147	$1,462,293
(departed April 17, 2019)	06/29/2018				-	34,848	34,848		-
	06/29/2018				26,136	34,848	87,120		$ 62,204
	06/29/2018				26,136	34,848	87,122		$ 62,204
	06/29/2018							104,545	$248,817
William H. Savage	04/30/2018	$101,250	$ 337,500	$ 675,000
	06/29/2018				-	73,689	147,378		$175,380 (3)
	06/29/2018							81,818	$194,727
Mark R. Haley	04/30/2018	$ 78,015	$ 260,052	$ 520,103
	06/29/2018				-	15,681	15,681		-
	06/29/2018				11,761	15,681	39,204		$ 27,991
	06/29/2018				11,761	15,682	39,205		$ 27,991
	06/29/2018							47,045	$111,967
Robert E. Bostrom	01/23/2019	$ 24,143	$ 80,475	$ 160,950
(appointed January 23, 2019)	01/23/2019							657,894	$572,368
Kelly N. Cook	04/30/2019	$ 93,998	$ 313,326	$ 626,653
(resigned February 19, 2019)	06/29/2018				-	40,909	40,909		-
	06/29/2018				30,681	40.908	102,272		$ 73,021
	06/29/2018				30,681	40,909	102,273		$ 73,021
	03/19/2018							71,884	$219,965

(1)	Ms. Bachelder was not eligible to participate in the short-term incentive program. The RSUs granted to Ms. Bachelder on June 26, 2018 were part of her compensation as a non-employee director.
(2)

These columns show the potential value of the payout for each NEO under the annual short-term incentive cash award described above if the threshold, target or maximum Operating Cash EBITDA and Net Sales goals for fiscal 2019 were met. Mr. James, Ms. Walsh and Ms. Cook were not eligible to receive a payout due to their departure dates. The calculations for the short-term incentives are based on the NEOs’ fiscal 2019 annual base salary. The fiscal 2019 annual base salary in effect for incentive cash award calculations for Mr. James was $1,000,000; for Ms. Walsh was $575,000 for the period of March 4, 2018 to December 1, 2018 and $615,000 for the period of December 2, 2018 to March 2, 2019; for Mr. Savage was $450,000; for Mr. Haley was $300,000 for the period of March 4, 2018 to April 28, 2018, $345,000 for the period of April 29, 2018 to December 1, 2018, and $380,000 for the period of December 2, 2018 through March 2, 2019; for Mr. Bostrom was $615,000; and for Ms. Cook was $450,000. The Operating Cash EBITDA and Net Sales goals for fiscal 2019 were below the threshold set for fiscal 2019 and, as a result, no fiscal 2019 short-term incentives were earned.

(3)

These columns show the potential number of performance-based shares that will vest for each NEO (other than Ms. Bachelder and Mr. Bostrom) if the threshold, target, or maximum amount of the Earnings Per Share as adjusted performance goal for fiscal years 2019, 2020 and 2021 is met, except for Mr. Savage whose sourcing-based performance grant is shown at target. For fiscal 2019, there were no threshold or maximum payout targets established for the EPS as adjusted performance metric.

(4)	This column reflects time-based restricted stock that vests in substantially equal installments over a three-year period.
(5)

This column represents the aggregate grant date fair value of performance-based and time-based restricted stock awarded during the fiscal year, computed in accordance with FASB ASC Topic 718. Refer to footnote 3 of the Summary Compensation Table for additional information.

(6)

Represents performance-based long-term incentive award granted to Mr. James payable in cash based on the achievement of EPS as adjusted for the fiscal year beginning on and including March 1, 2020 and ending on and including February 27, 2021. This award was forfeited upon Mr. James’ departure from the Company.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   39

COMPENSATION

Outstanding Equity Awards Table for the Fiscal Year Ended March 2, 2019

The following table provides information on the current outstanding unvested restricted stock awards and restricted stock units held by each NEO as of the end of fiscal 2019. Market value was determined using the closing price of Pier 1 Imports common stock of $1.42 (the NYSE closing price on March 1, 2019, which was the last trading day of fiscal 2019).

		STOCK AWARDS / UNITS
NAME	GRANT DATE (1)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (2) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (4) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Cheryl A. Bachelder (appointed December 18, 2018)	06/26/2018	36,363	$ 51,635 (3)
	12/28/2018	729,927	$1,036,496
Alasdair B. James (resigned December 18, 2018)	N/A	N/A	N/A	N/A	N/A
Nancy A. Walsh (5) (departed April 17, 2019)	01/25/2018	122,263	$ 173,613
	06/29/2018	104,545	$ 148,454
	06/29/2018			209,090	$296,908
William H. Savage	12/07/2017	32,915	$ 46,739
	06/29/2018	81,818	$ 116,182
	06/29/2018			147,378	$209,277
Mark R. Haley	04/15/2016	3,824	$ 5,430
	04/14/2017	7,613	$ 10,810
	06/29/2018	47,045	$ 66,804
	05/24/2016			18,548	$ 26,338
	04/14/2017			18,746	$ 26,619
	06/29/2018			94,090	$133,608
	05/24/2016			18,552	$ 26,344
	04/14/2017			18,748	$ 26,622
Robert E. Bostrom (appointed January 23, 2019)	01/23/2019	657,894	$ 934,209
Kelley N. Cook (resigned February 19, 2019)	N/A	N/A	N/A	N/A	N/A

(1)	For better understanding, this column has been included showing the accounting award date of the restricted stock awards and restricted stock units.
(2)	Time-based restricted stock awards and restricted stock units to the NEOs vest according to the following schedule:

GRANT DATE	VESTING
04/15/2016, 04/14/2017, 12/07/2017, 01/25/2018 and 06/29/2018	33%, 33%, 34%, respectively, on each anniversary of the grant date provided that the participant is employed on the vesting date.
06/26/2018	100% on June 19, 2019, the date of the 2019 annual meeting of shareholders.
12/28/2018 and 01/23/2019	one-third on each of the first, second and third anniversaries of the date of grant, provided that the participant is employed on the vesting date.
(3)	RSUs granted to Ms. Bachelder on June 26, 2018 were part of her non-employee director compensation.
(4)

Performance-based restricted stock awards to the NEOs vest according to the following schedule, provided that the participant is employed on the vesting date, which is the date of filing of Pier 1 Imports’ Annual Report on Form 10-K for the applicable fiscal year for Profit Goal, ROIC and EPS, as adjusted performance-based shares.

GRANT DATE	VESTING	PERFORMANCE MEASURE	MEASUREMENT PERIODS
05/24/2016	100% (cliff vest)	Profit Goal	Fiscal 2017-2019 (cumulative)
04/14/2017	100% (cliff vest)	Profit Goal	Fiscal 2018-2020 (cumulative)
05/24/2016	100% (cliff vest)	ROIC	Fiscal 2017-2019 (three-year average)
04/14/2017	100% (cliff vest)	ROIC	Fiscal 2018-2020 (three-year average)
06/29/2018	100% (cliff vest)	EPS, as adjusted	Fiscal 2019-2021 (banked yearly)

Number of shares for the performance-based grants shown in the table above is the maximum amount. The threshold, target and maximum amount of performance-based shares for fiscal 2019 are shown above in the table included under the caption “Grants of Plan-Based Awards for the Fiscal Year Ended March 2, 2019.”

(5)	Ms. Walsh’s unvested performance-based and time-based restricted stock were forfeited upon her departure effective April 17, 2019.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   40

COMPENSATION

Stock Vested Table for the Fiscal Year Ended March 2, 2019

The following table provides information for each NEO about the number of shares for which forfeiture restrictions lapsed upon the vesting of restricted stock awards and the value realized. In each event the value realized is before payment of any applicable withholding tax and broker commissions.

	STOCK AWARDS (1)
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Cheryl A. Bachelder (appointed December 18, 2018)	-	-
Alasdair B. James (resigned December 18, 2018)	95,271	$130,026
Nancy A. Walsh (departed April 17, 2019)	60,218	$ 55,401
William H. Savage	16,211	$ 20,588
Mark R. Haley	8,480	$ 28,731
Robert E. Bostrom (appointed January 23, 2019)	-	-
Kelly N. Cook (resigned February 19, 2019)	-	-

(1)

The value realized on the vesting of restricted stock awards is equal to the closing market price of Pier 1 Imports common stock on the date of vesting (or the last trading day before vesting, if applicable) times the number of shares acquired upon vesting. The Number of Shares Acquired on Vesting and Value Realized on Vesting columns include shares that were withheld at the time of vesting to satisfy tax withholding requirements.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   41

COMPENSATION

Non-Qualified Deferred Compensation Table for the Fiscal Year Ended March 2, 2019

The following table shows the value as of the fiscal year ended March 2, 2019 of each NEO’s total benefit, other than Mses. Bachelder and Walsh and Messrs. Bostrom and Savage, under the Pier 1 Imports, Inc. Deferred Compensation Plan (“DCP”).

The DCP permits select members of management and highly compensated employees of Pier 1 Imports to defer up to 50% of their compensation (generally W-2 earnings). Participants’ compensation deferrals and earnings on those deferrals are fully vested. No loans are permitted. Pier 1 Imports’ matching contribution is (i) 100% of the first one percent of the participant’s compensation deferral, and (ii) 50% of the next four percent of the participant’s compensation deferral. Historically, matching contributions and the earnings on those contributions were subject to the same vesting requirements as Pier 1 Imports’ 401(k) retirement plan regardless of whether the participant actually participated in the 401(k) plan. The 401(k) plan’s vesting schedule is 20% per year of service (as defined in the 401(k) plan) beginning with two years of service. Participants are fully vested in Pier 1 Imports’ matching contributions plus earnings at six years of service with Pier 1 Imports. As of January 1, 2018, the vesting schedule for matching contributions to the DCP changed to a three-year cliff vesting schedule based on years of service as defined under the DCP.

We may credit to any participant’s account an amount we determine in our sole and complete discretion. A participant is vested in a discretionary contribution in accordance with a vesting schedule, which could be time-based, performance-based, or both, as determined by Pier 1 Imports. If vesting is time-based, then no vesting can occur for a period of twelve months from the date the discretionary contribution is credited to the participant’s account. If vesting is performance-based, then the performance period cannot end on or before the date that is the six-month anniversary of the date the discretionary contribution is credited to the participant’s account. Subject to DCP rules, participants may elect to have their discretionary contribution paid to them upon vesting or after separation from Pier 1 Imports, provided such separation occurs after vesting.

Each participant may allocate their deferral amounts and Pier 1 Imports’ matching contributions and any discretionary contributions among different deemed investment crediting options, which cover various asset classes. Participant accounts are credited with the same earnings or losses as the deemed investment crediting options and are subject to the same investment risk as an actual investment in the deemed investment crediting options. Subject to DCP rules, participants may elect to have their deferral account balance paid to them while employed or after separation from Pier 1 Imports; provided, however, that upon separation of employment, any unpaid amounts elected to be paid while employed will be paid after separation of employment. Vested matching account balances are distributed to participants only after separation from Pier 1 Imports. Trusts have been established for the purpose of setting aside funds to be used to settle obligations under the DCP. Refer to note 5 to the Pier 1 Imports, Inc. consolidated financial statements in the Fiscal 2019 Form 10-K for additional information about the trust assets.

NAME	EXECUTIVE CONTRIBUTIONS IN FISCAL 2019 (1) ($)	REGISTRANT CONTRIBUTIONS IN FISCAL 2019 (2) ($)	AGGREGATE GAINS/LOSSES IN FISCAL 2019 (3) ($)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS ($)	AGGREGATE BALANCE AT FISCAL 2019 YEAR-END (4) ($)
Cheryl A. Bachelder (appointed December 18, 2018)
DCP	N/A	N/A	N/A	N/A	N/A
Alasdair B. James (resigned December 18, 2018)
DCP	-	-	($ 144)	-	$ 32,800 (5)
Nancy A. Walsh (departed April 17, 2019)
DCP	N/A	N/A	N/A	N/A	N/A
William H. Savage
DCP	N/A	N/A	N/A	N/A	N/A
Mark R. Haley
DCP	$12,058	$7,536	($3,884)	-	$135,543
Robert E. Bostrom (appointed January 23, 2019)
DCP	N/A	N/A	N/A	N/A	N/A
Kelly N. Cook (resigned February 19, 2019)
DCP	$14,452	$8,671	$ 255	-	$ 23,378 (6)

(1)

Reflects participation in the DCP by each NEO during fiscal 2019. Executive contribution amounts are included in each NEO’s salary amount in the table included in the Summary Compensation Table for the Fiscal Years Ended March 2, 2019, March 3, 2018 and February 25, 2017 above. Ms. Bachelder, Ms. Walsh, Mr. Savage and Mr. Bostrom did not participate in the DCP.

(2)

Reflects Pier 1 Imports’ matching and any discretionary contributions credited to the DCP account of each NEO during fiscal 2019. These amounts are included as 2019 compensation in the All Other Compensation column in the Summary Compensation Table for the Fiscal Years Ended March 2, 2019, March 3, 2018 and February 25, 2017 above.

(3)	Reflects any gains/losses of the deemed investment crediting options held in the participant’s DCP account.
(4)	As of March 2, 2019, Mr. James was 20% vested, Mr. Haley was 100% vested and Ms. Cook was 0% vested in DCP matching contributions and earnings on those contributions.
(5)	This amount reflects forfeitures of $12,590 and will be distributed subsequent to fiscal year end, subject to any gains/losses.
(6)	This amount, subject to any gains/losses and less forfeitures of $8,899 was distributed subsequent to year end.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   42

COMPENSATION

Potential Payments upon Termination or Change in Control

The following table shows potential payments to the NEOs under existing agreements, plans or arrangements to which they are a party for various scenarios including a change in control or termination of employment without cause or for good reason, assuming the event occurred on March 2, 2019 and, where applicable, using the closing price of Pier 1 Imports common stock of $1.42 (the NYSE closing price on March 1, 2019). Potential payments to the NEOs upon termination of employment under Pier 1 Imports’ DCP are discussed above under the caption “Non-Qualified Deferred Compensation Table for the Fiscal Year Ended March 2, 2019.” Mr. James and Ms. Cook separated from service prior to the end of the fiscal year, so amounts shown reflect actual payments received or accrued as of March 2, 2019.

These disclosures are based on the terms and provisions of the agreements, plans and arrangements as they existed at the end of Pier 1 Imports’ fiscal 2019 and our interpretation of those terms and provisions at that time. One or more of the plans identified may allow the compensation committee to amend the plan or award agreements pursuant to the plan, subject in particular situations to certain restrictions. In such an event, the disclosures shown below would vary depending on the amendment or restriction.

NAME	TERMINATION WITHOUT CAUSE / GOOD REASON ($)	CHANGE IN CONTROL ($)	DEATH / DISABILITY ($)
Cheryl A. Bachelder (appointed December 18, 2018)
Restricted Stock Awards
Time-based	$1,036,496 (3)	$1,036,496 (4)	-
Restricted Stock Units	-	$ 51,635 (4)	$51,635 (5)
Alasdair B. James (resigned December 18, 2018)
Severance	$2,000,000 (1)	N/A	N/A
Restricted Stock Awards
Time-based	$ 72,349 (1)	N/A	N/A
Nancy A. Walsh (departed April 17, 2019)
Severance	$ 615,000 (2)	N/A	N/A
Restricted Stock Awards
Time-based	-	$ 322,067 (4)	-
Performance-based	-	$ 296,908 (4)	-
William H. Savage
Severance	$ 450,000 (2)	N/A	N/A
Restricted Stock Awards
Time-based	-	$ 162,921 (4)	-
Performance-based	-	$ 209,277 (4)	-
Mark R. Haley
Restricted Stock Awards
Time-based	-	$ 83,044 (4)	-
Performance-based	-	$ 239,531 (4)	-
Robert E. Bostrom (appointed January 23, 2019)
Severance	$ 615,000 (2)	N/A	N/A
Restricted Stock Awards
Time-based	$ 934,209 (3)	-	-
Kelly N. Cook (resigned February 19, 2019)
Severance	$ 900,000 (6)	N/A	N/A

(1)

Pursuant to his executive severance agreement, Mr. James will receive salary continuation for 24 months following his termination, equal to two times Mr. James’ base salary in effect as of his separation from service, subject to his continued compliance with non-competition and other covenants. In addition, Mr. James received accelerated vesting of 71,633 shares of restricted stock in connection with his separation of service, which was valued based on the closing share price of $1.01 on December 18, 2018.

(2)

Ms. Walsh, Mr. Savage and Mr. Bostrom each have an executive agreement which provides for cash severance equal to one year’s salary in the event of the executive’s termination without cause or good reason, subject to his or her continued compliance with non-competition and other covenants. In addition, the executive will receive reasonable outplacement benefits. Payment of these amounts is conditioned on the executive’s adherence to a one-year restriction on competition and solicitation. Entitlement to any unvested awards under the short-term incentive or long-term incentive plans is based on the terms of the governing plan document. Ms. Walsh left the Company effective April 17, 2019. As of May 2, 2019, the Company and Ms. Walsh had not yet finalized the terms of her separation from service with the Company.

(3)

Under the 2006 Plan and the 2015 Plan, the compensation committee may, in its discretion, upon termination without cause or for good reason (as defined in the plan) fully vest any or all common stock awarded pursuant to restricted stock award. Currently, none of the Company’s award agreements provide for accelerated vesting upon a termination without cause or for good reason, except for Mr. Bostrom’s restricted stock award agreement. Ms. Bachelder’s restricted stock award provides for acceleration upon her non-voluntary termination of board service.

(4)

Under the 2006 Plan and the 2015 Plan, the compensation committee may, in its discretion, upon a corporate change (as defined in the plan) fully vest any or all common stock underlying a restricted stock award. The fiscal 2019 form of award agreements for grants of restricted stock provide for double trigger vesting following a corporate change. The amounts shown assume the compensation committee fully vested all of the outstanding restricted stock grants under the 2006 Plan and/or the 2015 Plan, as applicable, except for Mr. Bostrom’s agreement, which does not provide for such acceleration.

(5)

Under the 2006 Plan and the 2015 Plan, the compensation committee may, in its discretion, upon death or disability, fully vest any or all common stock underlying a restricted stock award. Currently, none of the Company’s award agreements provide for accelerated vesting upon death or disability, except for Ms. Bachelder’s RSU award agreement.

(6)

Pursuant to her executive agreement, Ms. Cook will receive salary continuation for 12 months following her termination equal to one times her base salary in effect as of her separation from service, subject to her continued compliance with non-competition and other covenants. Ms. Cook also will receive a payment of $450,000 in December 2019 pursuant to the terms of her severance.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   43

CHIEF EXECUTIVE OFFICER PAY RATIO

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of the Company’s chief executive officer to the annual total compensation of the median employee of the Company (“Pay Ratio Disclosure”). We have provided the ratio of the annual total compensation of Cheryl A. Bachelder, who has served as interim chief executive officer since December 18, 2018, to that of the median employee determined as of March 2, 2019.

The annual total compensation for fiscal 2019 for Ms. Bachelder for purposes of Pay Ratio Disclosure, which is annualized as described below, was $1,699,111 and for the median employee was $6,503, resulting in a ratio of 261 to 1.

To determine the median employee, we applied the following methodology:

•	We identified our total employee population as of March 2, 2019, including full-time, part-time, temporary and seasonal workers, but excluding the chief executive officer.
•	For our U.S. employees, we used W-2 Box 1 wages for fiscal year 2019, beginning March 4, 2018 through March 2, 2019.
•

For our Canadian employees, we used taxable wages for fiscal year 2019, beginning March 4, 2018 through March 2, 2019, and translated the results to the U.S. dollar equivalent based on the exchange rate as of March 1, 2019.

Using this methodology, we determined that the median employee was a limited-time employee located in the U.S. with an annual total compensation of $6,503 for fiscal 2019, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which includes base pay, overtime pay and the Company’s matching contribution to that employee’s 401(k) plan.

Because Ms. Bachelder did not serve as the interim chief executive officer for the full fiscal year, we elected to annualize her compensation as provided in Item 402(u) of Regulation S-K. The portions annualized by the Company included base salary of $1,250,000 as well as disability and life insurance premiums. In addition, cash retainers and RSU grants earned for her service as a director during fiscal 2019 were included as compensation. No other adjustments were made to the remaining components of Ms. Bachelder’s annual total compensation as reported in the fiscal 2019 Summary Compensation Table. As a result of these annualizing adjustments, for purposes of the Pay Ratio Disclosure, Ms. Bachelder’s annual total compensation of $1,699,111 for fiscal 2019 differs from the amount of $676,460 reported for fiscal 2019 in the Summary Compensation Table for the Fiscal Years Ended March 2, 2019, March 3, 2018 and February 25, 2017 (see page 37).

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   44

PROPOSAL NO. 3 – REVERSE STOCK SPLIT

Approval of an Amendment to Pier 1 Imports’ Restated Certificate of Incorporation to Effect a Reverse Stock Split of Pier 1 Imports Common Stock and a Corresponding Reduction in Authorized Shares

General

Pier 1 Imports is asking shareholders to adopt and approve a proposed amendment to our Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock and to reduce the number of authorized shares of our common stock by a corresponding ratio (collectively, the “Reverse Stock Split Amendment”). On April 18, 2019, our board of directors unanimously approved and declared advisable the proposed Reverse Stock Split Amendment, and recommends that our shareholders adopt and approve the proposed Reverse Stock Split Amendment. If approved by shareholders, this proposal will authorize the board of directors, in its discretion, to amend our Restated Certificate of Incorporation to effect a Reverse Stock Split at a ratio of 1-for-5, 1-for-10 or 1-for-20, with such ratio to be determined by the board of directors, and to effect a corresponding reduction in the number of authorized shares.

The effective date of the Reverse Stock Split will be determined at the discretion of the board of directors, and may occur as soon as the day following the 2019 annual meeting, or at any time prior to the annual meeting of shareholders to be held in 2020. The effective date of the Reverse Stock Split will be publicly announced by Pier 1 Imports prior to its occurrence. The board of directors may determine in its discretion not to effect the Reverse Stock Split and not to file any amendment to our Restated Certificate of Incorporation.

The number of authorized shares of our common stock after giving effect to the Reverse Stock Split, if and when effected, will depend on the Reverse Stock Split ratio that is ultimately determined by the board of directors. As of April 22, 2019, we had 500,000,000 shares of authorized common stock and 85,013,806 shares of common stock issued and outstanding. The proposed Reverse Stock Split Amendment will result in a reduction of the total number of shares of Pier 1 Imports common stock that we are authorized to issue by a corresponding ratio.

The table below illustrates the impact of each Reverse Stock Split ratio along with the corresponding effect (without consideration of the number of resulting fractional shares of common stock that will be exchanged for cash) on:

•	The number of shares of authorized common stock as adjusted to correspond with the Reverse Stock Split ratio;

•	The number of shares of common stock issued and outstanding;

•	The number of shares of common stock reserved for future issuance under our equity compensation plans; and

•	The number of shares of common stock that will remain authorized and available for issuance, including treasury shares.

STATUS	SHARES OF COMMON STOCK AUTHORIZED	SHARES OF COMMON STOCK ISSUED AND OUTSTANDING	SHARES OF COMMON STOCK RESERVED FOR FUTURE ISSUANCE	SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE
Pre-Reverse Stock Split	500,000,000	85,013,806	1,123,612	413,862,582
After 1:5 Reverse Stock Split	100,000,000	17,002,761	224,722	82,772,516
After 1:10 Reverse Stock Split	50,000,000	8,501,381	112,361	41,386,258
After 1:20 Reverse Stock Split	25,000,000	4,250,690	56,181	20,693,129

If we effect the Reverse Stock Split, then, except for adjustments that may result from the treatment of fractional shares as described below, each shareholder will hold the same percentage of the then-outstanding shares of common stock immediately following the Reverse Stock Split that such shareholder held immediately prior to the Reverse Stock Split. The par value of our common stock will remain unchanged at $0.001 per share. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any shareholder who would be entitled to receive a fractional share as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional share.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   45

PROPOSAL NO. 3 – REVERSE STOCK SPLIT

If the proposed Reverse Stock Split Amendment is adopted and approved by our shareholders and the board of directors elects to effect the Reverse Stock Split, we will file a Certificate of Amendment to our Restated Certificate of Incorporation with the Delaware Secretary of State, substantially in the form of the Certificate of Amendment attached as Appendix A to this proxy statement, that sets forth the Reverse Stock Split Amendment and the Reverse Stock Split ratio as determined by the board of directors. We anticipate that the Certificate of Amendment will be effective immediately upon filing with the Delaware Secretary of State. The board of directors also may determine in its discretion not to effect the Reverse Stock Split and not to file the Certificate of Amendment.

Background and Reasons for the Reverse Stock Split

Our common stock is currently quoted on NYSE under the symbol “PIR”. On January 11, 2019, Pier 1 Imports received notice from NYSE that Pier 1 Imports was no longer in compliance with NYSE continued listing criteria set forth in Section 802.01C of the NYSE Listed Company Manual, which require listed companies to maintain an average closing share price of at least $1.00 over a period of 30 consecutive trading days. Pursuant to Section 802.01C of the NYSE Listed Company Manual, Pier 1 Imports has a period of six months following the receipt of notice to regain compliance with the minimum share price criteria. We can regain compliance with the minimum share price criteria at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period or on the last trading day of the cure period, we have (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30-trading-day period ending on such date. If these criteria are not satisfied at the expiration of the six-month cure period, NYSE may commence suspension and delisting procedures.

NYSE has reserved the right to reevaluate its continued listing determinations relating to companies who are notified of non-compliance with respect to NYSE's qualitative continued listing criteria, including if our shares of common stock trade at sustained levels that are considered to be abnormally low.

We believe that the Reverse Stock Split, by increasing our stock price, will make our common stock more attractive to a broader range of institutional and other investors. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current trading prices of our common stock can result in individual shareholders paying transaction costs that are a higher percentage of the value of the transaction than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split, when effected, will make our common stock a more attractive and cost-effective investment for many investors.

Our board of directors has determined that it is in the best interests of Pier 1 Imports and its shareholders to maintain the listing of Pier 1 Imports common stock on NYSE. We may not be able to meet the $1.00 average closing share price criteria of NYSE unless we effect the Reverse Stock Split. Our board of directors recommends approval of the proposed Reverse Stock Split Amendment so that the Reverse Stock Split may be implemented to the extent necessary to maintain NYSE listing of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will produce the intended results, that the market price of our common stock will increase following the implementation of the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Delaware General Corporation Law does not require a reduction in the total number of authorized shares of our common stock at the time of the Reverse Stock Split. As a matter of good governance, our board of directors has determined to implement a pro rata reduction in the total number of authorized shares of common stock at the time of the Reverse Stock Split. Accordingly, if shareholders adopt and approve the proposed Reverse Stock Split Amendment and the Reverse Stock Split is implemented, the authorized number of shares of our common stock also will be reduced by a corresponding ratio.

Board Discretion to Implement the Reverse Stock Split

The board of directors believes that shareholder adoption and approval of a range of Reverse Stock Split ratios is in the best interests of our shareholders because it provides the board of directors with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split is implemented. If our shareholders approve this proposal, the board of directors will implement the Reverse Stock Split only upon a determination that the Reverse Stock Split is in the best interests of the shareholders at that time. The board of directors will then select the ratio for the Reverse Stock Split from the range adopted and approved by the shareholders that the board of directors determines to be advisable and in the best interests of the shareholders, considering relevant market conditions at the time the Reverse Stock Split is to be implemented. The factors that the board of directors may consider in determining the Reverse Stock Split ratio include, but are not limited to, the following:

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PROPOSAL NO. 3 – REVERSE STOCK SPLIT

•	the historical and projected trading price and trading volume of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	our ability to meet the continued listing standards of NYSE, including the common stock price criteria; and

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs.

The board of directors intends to select the Reverse Stock Split ratio that it believes will be most likely to achieve the anticipated benefits of the Reverse Stock Split described above. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the implementation of the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price. We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

We cannot assure you that we will regain and continue in compliance with the continued listing criteria of the NYSE. Even if our shareholders adopt and approve the proposed Reverse Stock Split Amendment and the Reverse Stock Split is effected, there can be no assurance that we will regain compliance with the NYSE continued listing criteria and/or continue to meet the NYSE continued listing criteria.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our shareholders who own "odd lots" of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired result of increasing the marketability of our common stock.

Effects of the Reverse Stock Split

General

The principal effect of the Reverse Stock Split, if implemented by the board of directors, will be to proportionately decrease the number of issued and outstanding shares of our common stock based on the ratio selected by our board of directors, which will result in each shareholder owning a reduced number of shares of common stock after the effective date of the Reverse Stock Split. The actual number of shares issued and outstanding and ultimately owned by each shareholder after giving effect to the Reverse Stock Split, if implemented, will depend on the ratio for the Reverse Stock Split that is ultimately determined by our board of directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that, as described below under “Mechanics of the Reverse Stock Split—Fractional Shares,” holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power, subject to the treatment of fractional shares.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify our common stock. Stock certificates with prior CUSIP numbers will no longer be valid.

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PROPOSAL NO. 3 – REVERSE STOCK SPLIT

Effect on Capital Stock

Pursuant to our Restated Certificate of Incorporation, our capital stock consists of 520,000,000 shares, which includes 500,000,000 shares of common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $1.00 per share, none of which are outstanding. The proposed Reverse Stock Split will have no impact on the total authorized number of shares of preferred stock or the par value of the preferred stock, and will have no impact on the par value of the common stock. If the proposed Reverse Stock Split is implemented, the shares of authorized common stock will be reduced in proportion to the Reverse Stock Split ratio selected by the board of directors as illustrated in the table above.

Accounting Matters

As a result of the Reverse Stock Split, at the effective time of the Reverse Stock Split, the stated capital on Pier 1 Imports’ balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split ratio chosen by the board of directors. Correspondingly, Pier 1 Imports’ additional paid-in capital account, which consists of the difference between Pier 1 Imports’ stated capital and the aggregate amount paid to Pier 1 Imports upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. Pier 1 Imports’ shareholders’ equity, in the aggregate, will remain unchanged. The historical earnings or loss per share of our common stock reported in all financial reports published after the effective date of the Reverse Stock Split will be restated to reflect the proportionate decrease in the number of outstanding shares of common stock for all periods presented so that the results are comparable.

Effect on Pier 1 Imports' Stock Incentive Plans and Stock Purchase Plan

The proposed Reverse Stock Split will reduce the number of shares of common stock available for issuance under our equity compensation plans in proportion to the Reverse Stock Split ratio selected by the board. As of April 22, 2019, we had approximately 3,892,303 shares of unvested restricted stock, 1,090,277 shares subject to unvested restricted stock units and director deferred stock units and 33,425 shares subject to stock options outstanding under our stock incentive plans. Under the terms of our 2015 Plan and our 2006 Plan, the proposed Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon exercise, vesting or conversion of such awards in proportion to the Reverse Stock Split ratio and will cause a proportionate increase in any exercise price of such awards, with any resulting fractional shares rounded up to the next whole share. The board of directors has also authorized any changes to our stock incentive plans that are necessary, desirable or appropriate to give effect to the Reverse Stock Split, if any, including any applicable, technical conforming changes. The shares held in the SPP will be reduced in proportion to the Reverse Stock Split ratio. The SPP provides for fractional shares to be held by participants; therefore, fractional shares will be credited to the participants’ accounts.

Mechanics of the Reverse Stock Split

Shares Held in Book-Entry or Through a Broker, Bank or Other Intermediary

If you hold registered shares of our common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of our common stock you then hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the effective time. By signing and cashing this check, you will warrant that you owned the shares of Pier 1 Imports' common stock for which you received the cash payment.

If you hold your shares of common stock in street name, your broker, bank or other intermediary will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in "street name" in the same manner as registered holders; however, these brokers, banks or other intermediaries may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other intermediary, and you have any questions in this regard, we encourage you to contact your bank, broker or other intermediary.

Exchange of Shares Held in Certificate Form

If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent, Computershare, Inc., as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can deliver your stock certificates to the transfer agent and exchange them for shares of common stock held in book-entry form through the Depository Trust Company’s Direct Registration System. We will not issue new certificates, and following the reverse stock split, shares will be held only in book-entry form. Shareholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after your delivery to the transfer agent of the transmittal letter and your stock certificate(s), you will receive a transaction statement showing the post-Reverse Stock Split shares of common stock you own in book-entry form together with any payment of cash in lieu of fractional shares to which you are entitled. After the effective time of the Reverse Stock Split, any shares of common stock you hold in certificate form representing pre-split shares of common stock cannot be traded for value, other than in accordance with the exchange procedures described above, and cannot be

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PROPOSAL NO. 3 – REVERSE STOCK SPLIT

used for either transfers or deliveries of your shares to other persons. Accordingly, you must exchange your stock certificates for shares held in book-entry form in order to trade your shares for value or to effect transfers or deliveries of your shares after the Reverse Stock Split.

As soon as practicable after the surrender to the transfer agent of any stock certificates, together with a properly completed and duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will adjust its records to reflect that the shares of common stock represented by such stock certificates are held in book-entry form in the name of such person.

DO NOT SEND YOUR STOCK CERTIFICATES TO PIER 1 IMPORTS OR OUR TRANSFER AGENT NOW. YOU MUST SEND THEM TO THE TRANSFER AGENT ONLY AFTER YOU RECEIVE THE TRANSMITTAL LETTER FROM THE TRANSFER AGENT.

No service charges, brokerage commissions or transfer taxes will be payable by any holder of stock certificates in connection with the exchange of such holder’s stock certificates representing pre-Reverse Stock Split shares for the appropriate number of post-Reverse Stock Split shares, except that if any book-entry shares are to be issued in a name other than that in which the existing stock certificates are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered stock certificate is properly endorsed and otherwise in proper form for transfer.

Shareholders should not destroy any stock certificates and must not submit any stock certificates until the Company has announced the completion of the Reverse Stock Split and the shareholder has received a transmittal letter from the transfer agent.

Any shareholder whose stock certificates have been lost, stolen or destroyed will be entitled to receive new shares of common stock in book-entry form only after complying with the requirements that we and our transfer agent customarily apply in connection with the replacement of lost, stolen or destroyed stock certificates.

Fractional Shares

Shareholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective time at the then-prevailing prices on the open market, on behalf of those shareholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. After the transfer agent's completion of such sale, shareholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred by the transfer agent to sell such stock. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property (or escheat) laws. After the Reverse Stock Split, a shareholder will have no further interest in the Company with respect to any fractional share interest, and a shareholder otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect to the fractional share except the right to receive a cash payment as described above. Shareholders will not be entitled to receive interest for the period of time between the effective time of the Reverse Stock Split and the date payment is made for their fractional share interests.

In addition, under the escheat laws of certain states, funds due for fractional share interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such state. Thereafter, shareholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you do not hold sufficient shares of Pier 1 Imports common stock at the effective time of the Reverse Stock Split to receive at least one share following the Reverse Stock Split, you will receive cash and will no longer be a holder of Pier 1 Imports common stock. Shares of our common stock held in certificate form and shares of our common stock held in “street name” by your broker, bank or other intermediary for the same shareholder will be considered to be held in separate accounts and will not be aggregated when effecting the Reverse Stock Split and determining fractional share interests.

Effective Time

The effective time of the Reverse Stock Split, if the proposed Reverse Stock Split Amendment is adopted and approved by shareholders and the Reverse Stock Split is implemented at the direction of the board of directors, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. Such filing may occur as soon as the day following the annual meeting or at any time prior to the annual meeting of shareholders to be held in 2020. However, the exact timing of the Reverse Stock Split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to Pier 1 Imports and its shareholders.

The Reverse Stock Split may be delayed or abandoned without further action by the shareholders at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding shareholder adoption and approval of the proposed Reverse Stock Split, if the board of directors, in its sole discretion, determines that it is in the best interests of Pier 1 Imports and its shareholders to delay or abandon the Reverse Stock Split. If the Certificate of Amendment implementing the Reverse Stock Split has

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PROPOSAL NO. 3 – REVERSE STOCK SPLIT

not been filed with the Delaware Secretary of State on or before the date of the annual meeting of shareholders to be held in 2020, the board of directors will be deemed to have abandoned the Reverse Stock Split.

Appraisal Rights

Under the Delaware General Corporation Law, our shareholders are not entitled to dissenter's rights or appraisal rights with respect to the Reverse Stock Split and we will not independently provide our shareholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other shareholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to shareholders for U.S. federal income tax purposes. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date of this proxy statement, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders of our common stock that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose "functional currency" is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, "straddle," "conversion transaction" or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a "U.S. Holder" is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, or any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The board of directors intends the Reverse Stock Split to be treated as a "recapitalization" under Section 368(a)(1)(E) of the Code, although no assurances are provided in this regard. In such case, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder's aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder's holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Holders of shares of our common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder's tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder's holding period for our common stock surrendered exceeded one year at the effective time of the Reverse Stock Split.

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PROPOSAL NO. 3 – REVERSE STOCK SPLIT

Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our common stock that does not otherwise establish an exemption must furnish on applicable IRS forms its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

Vote Required

Under Delaware General Corporate Law, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is required to adopt and approve the proposed amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split in the discretion of the board of directors and the corresponding reduction in authorized shares of common stock. Because adoption and approval of the proposed amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split in the discretion of the board of directors requires a majority of the outstanding shares, an abstention with respect to the Reverse Stock Split proposal will have the same effect as a vote "against" the proposal. Brokers have discretion to vote on this Proposal No. 3 pursuant to NYSE rules, therefore, no broker non-votes are anticipated with respect to this proposal.

The board of directors unanimously recommends a vote “For” the approval of an amendment to the Pier 1 Imports’ Restated Certificate of Incorporation to effect a reverse stock split of Pier 1 Imports common stock and a corresponding reduction in authorized shares, in the discretion of the board of directors, at any time prior to the 2020 annual meeting of shareholders.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding Pier 1 Imports’ equity compensation plans as of March 2, 2019.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANT AND RIGHTS (1)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN THE FIRST COLUMN) (3)
Equity compensation plans approved by shareholders
Pier 1 Imports, Inc. 2006 Stock Incentive Plan	301,349	$15.66	- (4)
Pier 1 Imports, Inc. 2015 Stock Incentive Plan	814,651	$ 6.82	6,590,046
Pier 1 Imports, Inc. Stock Purchase Plan	-	-	1,338,747
Equity compensation plans not approved by shareholders	-	-	278,949 (5)

Total:	1,116,000	$11.39	8,207,742

(1)

This column includes 33,425 shares subject to outstanding stock options granted under the 2006 Plan and the 2015 Plan, 750,005 shares subject to outstanding DSUs granted under the 2006 Plan and the 2015 Plan and 332,570 shares subject to outstanding unvested RSUs granted under the 2015 Plan.

(2)	The weighted-average exercise price calculation does not include outstanding DSUs or outstanding unvested RSUs, which are convertible to shares of stock for no consideration.
(3)	All of these shares are available for issuance pursuant to grants of full-value stock awards.
(4)	The 2006 Stock Incentive Plan had no shares available for issuance.
(5)	Equity compensation plans not approved by shareholders represent shares available for employment inducement awards.

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AUDIT MATTERS

Audit Committee Report

Each member of the audit committee is an independent director, pursuant to the independence requirements of the SEC and NYSE. In accordance with the audit committee’s written charter, the audit committee assists the board of directors in overseeing the quality and integrity of Pier 1 Imports’ accounting, auditing and financial reporting practices. In performing its oversight function, the audit committee reviewed and discussed Pier 1 Imports’ audited consolidated financial statements as of and for the fiscal year ended March 2, 2019, with management and Ernst & Young LLP, Pier 1 Imports’ independent registered public accounting firm for fiscal 2019, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures reflected in the financial statements. The audit committee also discussed with Ernst & Young LLP all matters required by applicable Public Company Accounting Oversight Board standards and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the consolidated financial statements.

The audit committee obtained from Ernst & Young LLP a formal written statement describing all relationships between that firm and Pier 1 Imports that might affect the firm’s independence consistent with applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the audit committee concerning independence. The audit committee also discussed with Ernst & Young LLP any relationships that may have an impact on its objectivity and independence and was satisfied that the firm is independent. The audit committee also considered whether the provision of non-audit services by Ernst & Young LLP to Pier 1 Imports is compatible with maintaining the firm’s independence.

Based on the above-described review and discussions with management and Ernst & Young LLP, the committee recommended to the board of directors that Pier 1 Imports’ audited consolidated financial statements be included in Pier 1 Imports’ Annual Report on Form 10-K for the fiscal year ended March 2, 2019, for filing with the SEC.

AUDIT COMMITTEE

Ann M. Sardini, Chair

Robert L. Bass

Brendan L. Hoffman

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AUDIT MATTERS

Relationship with Independent Registered Public Accounting Firm

The audit committee is directly responsible for the appointment, compensation, retention and oversight of Pier 1 Imports’ independent registered public accounting firm. As described below, the audit committee has approved the engagement of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2020.

The audit committee engaged Ernst & Young LLP as our independent registered public accounting firm for fiscal 2019 and the shareholders ratified that engagement at the annual meeting of the shareholders held on June 26, 2018. A representative of Ernst & Young LLP is expected to be present at the annual meeting of shareholders and will be given the opportunity to make a statement if he or she so desires and to respond to appropriate questions from shareholders.

PROPOSAL NO. 4 – Ratification of Engagement of Ernst & Young LLP

A proposal to ratify the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2020.

The audit committee has approved the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2020. Ernst & Young LLP served as our independent registered public accounting firm for fiscal 2019 and has served in that capacity since fiscal 1996. Although approval or ratification of such engagement is not required, we are seeking the shareholders’ ratification of the audit committee’s engagement of Ernst & Young LLP as the board of directors and management believe that allowing shareholders to express their view on the matter is good corporate governance. SEC and NYSE rules require that the audit committee must be directly responsible for the appointment of any registered public accounting firm. While shareholder ratification is not binding on Pier 1 Imports, any failure of the shareholders to ratify the audit committee’s engagement of Ernst & Young LLP as our independent registered public accounting firm would be considered by the audit committee in engaging Ernst & Young LLP for future services.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal is required to ratify the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2020. Abstentions will be counted as represented and entitled to vote on this proposal and will have the effect of a vote “Against” the proposal. Brokers have discretion to vote on this Proposal No. 4 pursuant to NYSE rules, therefore, no broker non-votes are anticipated with respect to this proposal.

The board of directors unanimously recommends a vote “For” the ratification of the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2020.

Independent Registered Public Accounting Firm Fees

The following table presents fees incurred for professional services rendered by Ernst & Young LLP, Pier 1 Imports’ independent registered public accounting firm, for fiscal years ended March 2, 2019 and March 3, 2018.

	March 2, 2019	March 3, 2018
Audit Fees (1)	$1,251,000	$1,238,600
Audit-Related Fees (2)	$19,000	$33,000
Tax Fees (3)	$54,000	$26,800
All Other Fees (4)	$2,000	$2,000
Total Fees	$1,326,000	$1,300,400

(1)

Includes fees for services related to the annual audit of the consolidated financial statements, required statutory audits, if any, reviews of Pier 1 Imports’ quarterly reports on Form 10-Q, the independent registered public accounting firm’s report on Pier 1 Imports’ internal control over financial reporting, as required under Section 404 of the Sarbanes-Oxley Act of 2002, and any registration statements during the respective periods.

(2)	Includes fees for services related to the SPP audit.
(3)	Includes fees for services related to tax compliance, tax advice and tax planning.
(4)	Includes fees for subscription to online research tool.

Pre-approval of Non-audit Fees

The audit committee has adopted a policy that requires advance approval of all audit, audit related, tax and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the audit committee of specifically defined audit, audit related and tax services. Unless the specific service has been previously pre-approved with respect to a fiscal year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The audit committee has delegated to the chair of the audit committee, or any of its other members, authority to approve permitted services up to $50,000 per engagement provided that any pre-approval decisions are reported to the audit committee at its next scheduled meeting.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   54

QUESTIONS AND ANSWERS REGARDING

THE PROXY STATEMENT AND ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet or, upon your request, have delivered printed versions of these proxy materials to you by mail. These proxy materials are being provided in connection with our solicitation of proxies for use at the annual meeting of shareholders to be held on Wednesday, June 19, 2019, at 10:00 a.m., local time, or at any adjournment or postponement thereof. Accordingly, we sent a Notice on or about May 9, 2019, to Pier 1 Imports’ shareholders entitled to receive notice of and to vote at the meeting.

All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials over the Internet.

You are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. The annual meeting will be held at Pier 1 Imports’ corporate headquarters located at 100 Pier 1 Place, Fort Worth, Texas 76102, on the Mezzanine Level in Conference Center Room C.

How can I access the proxy materials electronically?

The Notice will provide you with instructions regarding how to:

•	view Pier 1 Imports’ proxy materials for the annual meeting over the Internet; and
•	instruct Pier 1 Imports to send future proxy materials to you electronically by email.

Our proxy materials are also available on our website at www.pier1.com/annualreport.

If you previously elected to access your proxy materials over the Internet, you will not receive a Notice or printed proxy materials in the mail. Instead, you will receive an email with a link to the proxy materials and voting instructions.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you thereby lowering the costs associated with the annual meeting. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Shareholders of Record: To elect to receive our future proxy statement and annual report materials and notice of Internet availability of proxy materials electronically and manage your account, you may enroll in Investor Center offered by our transfer agent, Computershare Inc. Log into, or activate, your Investor Center account by going to http://www.computershare.com/investor and following the step-by-step instructions through the enrollment process.

Beneficial Owners: If you hold your shares in a brokerage account or with a bank or other intermediary, you may also have the opportunity to receive or access copies of these proxy materials electronically. Please review the information provided in the proxy materials or the Notice mailed to you by your broker, bank or other intermediary regarding the availability of this service.

What is included in these proxy materials?

You will receive the Pier 1 Imports, Inc. 2019 Annual Report, which includes the notice of annual meeting of shareholders, this proxy statement for the annual meeting and the fiscal 2019 Form 10-K.

If you requested printed versions of these proxy materials by mail, these proxy materials also include the proxy card or voting instruction form for the annual meeting.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   55

QUESTIONS AND ANSWERS REGARDING THE PROXY STATEMENT AND ANNUAL MEETING

How do I change the number of copies of the Notice and other proxy materials being delivered to my household for future mailings?

Although we are permitted to send a single Notice and any other proxy materials to shareholders who share the same address through a procedure called “householding,” we have determined that this procedure is not cost effective. However, if you hold your shares through a broker, bank or other intermediary, your intermediary may household the Notice and other proxy materials. If your intermediary households the Notice and other proxy materials and you would like additional copies of the Notice and any other proxy materials, or if you are currently receiving multiple copies of the Notice or other proxy materials and would like to request householding, please contact your broker, bank or intermediary.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are considered the “shareholder of record” with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a brokerage account or with a broker, bank or other intermediary, you are considered the “beneficial owner” of these shares. The Notice has been forwarded to you by your broker, bank or other intermediary that is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to instruct your broker, bank or other intermediary how to vote your shares by following their instructions for voting over the Internet or by telephone, or by following their instructions to request a voting instruction form that can be completed and returned by mail.

What can I do if I change my mind after I vote my shares?

If you are a shareholder of record, you can revoke your proxy prior to the completion of voting at the annual meeting by:

•	sending written notice to Pier 1 Imports’ corporate secretary at 100 Pier 1 Place, Fort Worth, Texas 76102 which must be received prior to June 18, 2019;
•	timely delivering a valid, later-dated proxy; or
•	voting in person at the annual meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other intermediary. You may also vote in person at the annual meeting if you obtain a legal proxy from your broker, bank or other intermediary and present it to the inspector of election with your ballot.

Will my Notice include all my shares?

If you are a shareholder of record, you will receive only one Notice for all the shares of Pier 1 Imports common stock you hold:

•	in certificate form; and
•	in book-entry form;

and, if you are also a Pier 1 Imports employee, the Notice will also include all the shares of Pier 1 Imports common stock you hold:

•	in the SPP; and
•	in book-entry form for restricted stock, if any, including restricted stock you received under the Pier 1 Imports, Inc. 2006 Stock Incentive Plan or the Pier 1 Imports, Inc. 2015 Stock Incentive Plan.

If you are a beneficial owner of shares, the voting instructions you receive from your broker, bank or other intermediary will show the shares of Pier 1 Imports common stock held by it on your behalf. You may receive multiple notices if you have more than one account that holds Pier 1 Imports common stock.

What happens if I do not give specific voting instructions?

If you are a shareholder of record and you sign and return a proxy card without giving specific instructions, the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting. See the response to the question below captioned “Could other matters be decided at the annual meeting?”

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   56

QUESTIONS AND ANSWERS REGARDING THE PROXY STATEMENT AND ANNUAL MEETING

If you are a beneficial owner of shares and do not provide your broker, bank or other intermediary with specific voting instructions, then under the rules of the NYSE, your broker, bank or other intermediary may only vote on matters for which it has discretionary power to vote. If your broker, bank or other intermediary does not receive instructions from you on how to vote your shares and such holder does not have discretion to vote on the matter, then that holder will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares and your shares will not be voted on that matter.

Who will count the votes?

Representatives of our transfer agent, Computershare Inc., will tabulate the votes and act as inspector of election.

Is there a list of shareholders entitled to vote at the annual meeting?

The names of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:30 a.m. and 5:00 p.m., local time, at our corporate headquarters at 100 Pier 1 Place, Fort Worth, Texas 76102, by contacting Pier 1 Imports’ corporate secretary at (817) 252-8000.

What constitutes a quorum?

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, present in person or represented by proxy, is necessary to constitute a quorum.

How are abstentions and “broker non-votes” counted in determining the presence of a quorum?

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank or other intermediary holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power to vote on that proposal and has not received voting instructions from the beneficial owner.

What are the voting requirements to elect the directors and to approve, or advise the board of directors with respect to, each of the proposals discussed in this proxy statement?

PROPOSAL	VOTE REQUIRED	DISCRETIONARY VOTING ALLOWED?
No. 1 – Election of Directors	Affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors	No
No. 2 – Advisory Approval of the Compensation of Pier 1 Imports’ Named Executive Officers	Affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter	No

No. 3 – Approval of an Amendment to Pier 1 Imports’ Restated Certificate of Incorporation to Effect a Reverse Stock Split of Pier 1 Imports Common Stock and a Corresponding Reduction in Authorized Shares

	Affirmative vote of a majority of the shares outstanding and entitled to vote on the matter	Yes
No. 4 – Ratification of Engagement of Ernst & Young LLP	Affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter	Yes

If you are a beneficial owner of shares, your broker, bank or other intermediary is entitled to vote your shares on the ratification of the engagement of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2020, and to approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split and corresponding reduction in authorized shares, in the discretion of the board of directors, even if they, as the holder of record, do not receive voting instructions from you. If you are a beneficial owner, your broker, bank or other intermediary is not entitled to vote on the election of directors or the non-binding, advisory resolution to approve the compensation of our named executive officers absent voting instructions from you. Without your voting instructions, a broker non-vote will occur on these proposals.

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   57

QUESTIONS AND ANSWERS REGARDING THE PROXY STATEMENT AND ANNUAL MEETING

How are abstentions and “broker non-votes” counted in voting?

Election of Directors:

A “majority of the votes cast” means that the number of votes cast “For” a nominee for director exceeds the number of votes cast “Against” the nominee. Abstentions and broker non-votes are not considered as votes cast.

Other Proposals:

Broker non-votes will not be counted as a vote either “For” or “Against” Proposal No. 2 (non-binding, advisory resolution to approve the fiscal 2019 compensation of Pier 1 Imports’ named executive officers). An abstention will have the same effect as a vote “Against” Proposals No. 2, No. 3 (approval of an Amendment to Pier 1 Imports’ Restated Certificate of Incorporation to effect a reverse stock split) and No. 4 (ratification of the engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2020).

Could other matters be decided at the annual meeting?

As of the date we began to deliver the Notice, we did not know of any matters to be brought before the annual meeting other than those described in this proxy statement.

If you vote your shares over the Internet or by telephone, or you sign and return a proxy card or voting instruction form, and other matters are properly presented at the annual meeting for consideration, the proxies appointed by the board of directors (the persons named in your proxy card) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We have hired Innisfree M&A Incorporated to assist in soliciting proxies. We will pay all costs associated with the solicitation, including Innisfree’s fees, which are $15,000 plus expenses. In addition to solicitations by mail, Pier 1 Imports’ officers and employees may solicit proxies on behalf of Pier 1 Imports personally and by telephone or other means, for which they will receive no compensation beyond their normal compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons, and we will reimburse them for their reasonable out-of-pocket and clerical expenses.

Do I need an admission ticket to attend the annual meeting?

You will need an admission ticket or proof of stock ownership to enter the annual meeting. If you are a shareholder of record, your admission ticket is the Notice mailed (or sent electronically) to you or the admission ticket attached to your proxy card if you elected to receive a paper copy of the proxy materials. If you plan to attend the annual meeting, please bring it with you to the annual meeting.

If you are a beneficial owner of shares and you plan to attend the annual meeting, you must present proof of your ownership of Pier 1 Imports common stock, such as a bank or brokerage account statement, to be admitted to the annual meeting.

Pier 1 Imports’ corporate headquarters is accessible to disabled persons and, upon request, it will provide wireless headsets for hearing amplification. Sign interpretation also will be provided upon request. To request either of these accommodations, please contact our Investor Relations Department on or before June 5, 2019. You may make your request by mail to Pier 1 Imports, Inc., Attn.: Investor Relations Department, 100 Pier 1 Place, Fort Worth, Texas 76102 or by telephone at (888) 807-4371.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting. If you have any further questions about attending the meeting, please call Pier 1 Imports’ Investor Relations Department at (888) 807-4371.

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OTHER BUSINESS

We do not plan to act on any matters at the meeting other than those described in this proxy statement. If any other business should properly come before the meeting, the persons named in the proxy will vote as described above under the question “Could other matters be decided at the annual meeting?”

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING OF SHAREHOLDERS

To be included in the proxy statement relating to the 2020 annual meeting of shareholders, shareholder proposals made pursuant to SEC Rule 14a-8 must be received by Pier 1 Imports’ corporate secretary no later than 5:00 p.m., local time, January 10, 2020.

In order to bring a matter before the 2020 annual meeting of shareholders that is not contained in the proxy statement, a shareholder must comply with the shareholder criteria, advance notice, shareholder information and other provisions of Pier 1 Imports’ bylaws governing shareholders bringing matters before the annual meeting. Pier 1 Imports’ bylaws require that it receive written notice of the matter in proper form with the requisite materials and information no earlier than February 20, 2020, and no later than March 21, 2020, provided that the date of the annual meeting is not more than 30 days before or after June 19, 2020. You may contact Pier 1 Imports’ corporate secretary to find out what specific information regarding the matter must be included with the advance notice.

YOUR VOTE IS IMPORTANT

You are encouraged to let us know your preferences by voting over the Internet or by telephone, or, should you request one, by completing and returning a proxy card or voting instruction form.

Robert E. Bostrom

Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary

May 9, 2019

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   59

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
PIER 1 IMPORTS, INC.

PIER 1 IMPORTS, INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that upon the filing and effectiveness (the "Effective Time") pursuant to the General Corporation Law of the State of Delaware (the "DGCL") of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each [•](1) shares of the Corporation’s Common Stock issued and outstanding or held in treasury shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share, of the Corporation. No fractional shares will be issued. In lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those shareholders who would otherwise be entitled to receive a fractional share, and after the transfer agent's completion of such sale, shareholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

FURTHER RESOLVED, that upon the Effective Time, the first paragraph of Article FOURTH of the Corporation's Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

“FOURTH:  The total number of shares of all classes of stock which the corporation shall have authority to issue is ~~five hundred twenty million (520,000,000)~~ [[•] ([•])].(1) The total number of shares of stock which the corporation shall have authority to issue are divided into two classes, ~~five hundred million (500,000,000)~~ [[•] ([•])](1) shares of which are designated as Common Stock having a par value of one-tenth of one cent ($0.001) per share (the “Common Stock”), and twenty million (20,000,000) shares of which are designated as Preferred Stock having a par value of one dollar ($1.00) per share (the “Preferred Stock”).”

 FURTHER RESOLVED: This Certificate of Amendment shall become effective as of [                     ], 2019 at [        ] [a.m./p.m.].

(1) Amounts to be set based on reverse stock split ratio of either 1-for-5, 1-for-10 or 1-for-20 and a corresponding reduction in authorized shares as determined by the Board of Directors in its discretion.

SECOND: The foregoing amendment was duly adopted by the shareholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware on June 19, 2019, at an Annual Meeting of the Shareholders of the Corporation, and such amendment has not been subsequently modified or rescinded.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 2019.

By:_______________________________________

Name: ____________________________________

Title:______________________________________

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   60

Pier 1 Imports, Inc.

Annual Meeting of Shareholders

Pier 1 Imports, Inc.’s Corporate Headquarters

100 Pier 1 Place

Fort Worth, Texas 76102

at 10:00 a.m., local time

on June 19, 2019

Reminder: You must present your admission documents as described above under the question “Do I need an admission ticket to attend the annual meeting?” at the admissions table in order to attend the Pier 1 Imports, Inc. Annual Meeting of Shareholders. Doors will open at 9:00 a.m., local time.

Parking will be available on a first-come, first-served basis.

If you have any further questions about attending the meeting, please call

Pier 1 Imports’ Investor Relations Department at (888) 807-4371

PIER 1 IMPORTS, INC.   |   2019 Proxy Statement   |   61

Using  a  black  ink  pen,  mark  your  votes  with  an  X  as  shown  in  this  example.  Please  do  not  write  outside  the  designated  areas.     Your  vote  matters  –  here’s  how  to  vote!    You  may  vote  online  or  by  phone  instead  of  mailing  this  card.  Votes  submitted  electronically  must  be  received  by  11:59  p.m.,  Eastern  Time,  on  June  18,  2019.     Online  Go to www.investorvote.com/PIR  or scan  the QR code — login details are located in  the shaded bar below.     Phone  Call toll free 1-800-652-VOTE (8683) within  the USA, US territories and Canada    Save  paper,  time  and  money!  Sign  up  for  electronic  delivery  at  www.investorvote.com/PIR     Annual  Meeting  Proxy  Card     •  IF  VOTING  BY  MAIL,  SIGN,  DETACH  AND  RETURN  THE  BOTTOM  PORTION  IN  THE  ENCLOSED  ENVELOPE.  •    2.  A  non-binding,  advisory  resolution  to  approve  the  compensation  of  Pier  1  Imports’  named  executive  officers  as  disclosed  pursuant  to  the  compensation  disclosure  rules  of  the  Securities  and  Exchange  Commission,  including  the  Compensation  Discussion  and  Analysis,  compensation  tables  and  narrative  discussion  in  the  Proxy  Statement  under  the  caption  “Compensation.”  4.  The ratification of the audit committee’s engagement of  Ernst & Young LLP as Pier 1 Imports’ independent registered  public accounting firm for fiscal 2020.  Proposals-TheBoardofDirectorsrecommendsavote“FOR”theelectionasadirectorofeachofthenomineesnamedinProposalNo. 1andavote“FOR”ProposalNos.2,3and4.A +  1. Election of Directors:  For  Against  Abstain  01 - Cheryl A. Bachelder  02 - Robert L. Bass  04 - Brendan L. Hoffman  05 - Katherine  M.  A.  (“Allie”)  Kline  07 - Michael A. Peel  08 - Ann M. Sardini  For  Against  Abstain    For  Against  Abstain  For  Against  Abstain    03 - Hamish A. Dodds    06 - Terry E. London    For  Against  Abstain    3.  A  proposal  to  approve  an  amendment  to  Pier  1  Imports’  Restated  Certificate  of  Incorporation  to  effect  a reverse  stock  split  of  Pier  1  Imports  common  stock  and  a  corresponding  reduction  in  authorized  shares,  in  the  discretion  of  the  board  of  directors,  at  any  time  prior  to  the  2020  annual  meeting  of  shareholders.  NOTE: In their discretion, the proxies are authorized to vote, as described in the Proxy  Statement, upon any other business as may properly come before the Annual Meeting or any  adjournment or postponement of the meeting.    AuthorizedSignatures—Thissectionmustbecompletedforyourvotetobecounted.—DateandSignBelowB Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give  full title. Date (mm/dd/yyyy) — Please print date below.  Signature 1 — Please keep signature within the box.  Signature 2 — Please keep signature within the box.     +    031X2D

Admission  Ticket    Pier  1  Imports,  Inc.  2019  Annual  Meeting  of  Shareholders    Wednesday,  June  19,  2019  at  10:00  a.m.,  local  time,  Pier  1  Imports,  Inc.  Corporate  Headquarters  Mezzanine  Level,  Conference  Center  Room  C  100  Pier  1  Place,  Fort  Worth,  Texas  76102    If  you  plan  to  attend  the  meeting  in  person,  please  bring  This  ADMISSION  TICKET  with  you  to  the  meeting.    Important  notice  regarding  the  Internet  availability  of  proxy  materials  for  the  Annual  Meeting  of  Shareholders  to  be  held  on  June  19,  2019.    You  can  view  Pier  1  Imports,  lnc.’s  2019  Annual  Report,  which  includes  Pier  1  Imports,  lnc.’s  Form  10-K  for  the  fiscal  year  ended  March  2,  2019,  Notice  of  Annual  Meeting,  and  2019  Proxy  Statement,  on  the  internet  at:  http://www.investorvote.com/PIR     Small  steps  make  an  impact.  Help  the  environment  by  consenting  to  receive  electronic  delivery,  sign  up  at  www.investorvote.com/PIR     •  IF  VOTING  BY  MAIL,  SIGN,  DETACH  AND  RETURN  THE  BOTTOM  PORTION  IN  THE  ENCLOSED  ENVELOPE.  •    Proxy  —  Pier  1  Imports,  Inc.    +    The  Board  of  Directors  of  Pier  1  Imports,  Inc.  solicits  this  proxy  for  use  at  the  Annual  Meeting  of  Shareholders  on  June  19,  2019.    The  shareholder whose  signature  appears  on  the  reverse  side  of  this  proxy  card  hereby  appoints  ROBERT  E.  BOSTROM  and  GEORGE  R.  MCKOWN,  and  each  of  them,  proxy  or  proxies  with  full  power  of  substitution  and  revocation  as  to  each  of  them,  to  represent  and  to  vote  as  set  forth  on  this  proxy  card  or  as  directed  by  telephone  or  Internet  all  the  shares  of  the  common  stock  of  Pier  1  Imports,  Inc.  held  of  record  by  the  shareholder  on  April  22,  2019,  at  the  Annual  Meeting  of  Shareholders  to  be  held  at  10:00  a.m.,  local  time,  on  June  19,  2019  at  Pier  1  Imports,  Inc.  Corporate  Headquarters,  Mezzanine  Level,  Conference  Center  Room  C,  100  Pier  1  Place,  Fort  Worth,  Texas 76102,  or  any  adjournment  or  postponement  of  the  meeting.    This  proxy,  when  properly  executed,  will  be  voted  in  the  manner  directed  by  the  shareholder.  If  no  direction  is  made,  this  proxy  will  be  voted  “FOR”  the  election  as  a  director  of  each  of  the  nominees  named  in  Proposal  No.  1  and  voted  “FOR”  Proposal  Nos.  2,  3  and  4.  The  proxies  are  authorized  to  vote,  as  described  in  the  Proxy  Statement,  in  their  discretion,  upon  any  other business  as  may  properly  come  before  the  Annual  Meeting  or  any  adjournment  or  postponement  of  the  Annual  Meeting.    You  are  encouraged  to  specify  your  choices  by  marking  the  appropriate  boxes  (SEE  REVERSE  SIDE)  but  you  need  not  mark  any  boxes  if  you  wish  to  vote  in  accordance  with  the  Board  of  Directors’  recommendations.  The  proxies  cannot  vote  your  shares  unless  you  sign  and  return  this  card  or  vote  by  telephone  or  the  Internet.    Non-VotingItemsC Change  of  Address  —  Please  print  new  address  below.  Comments  —  Please  print  your  comments  below.    +